Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

   Investment Company Act File Number: 811-3668
                                        --------

                         The Wright Managed Income Trust
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
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                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
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                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                -----------------
                         (Registrant's Telephone Number)

                                   December 31
                                  -------------
                             Date of Fiscal Year End

                                December 31, 2006
                              ---------------------
                            Date of Reporting Period

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Item 1. REPORTS TO STOCKHOLDERS

            THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

                           ANNUAL REPORT
                          ---------------------
                           DECEMBER 31, 2006

                  THE WRIGHT MANAGED EQUITY TRUST

                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST

                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
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THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSIST OF THREE EQUITY FUNDS FROM
THE WRIGHT MANAGED EQUITY TRUST AND TWO FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE FIVE FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE
VIRTUALLY  ANY  OBJECTIVE.   FURTHER,  AS  THEY  ARE  ALL  "NO-LOAD"  FUNDS  (NO
COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright" or the "Adviser"). All 25,000 global companies (covering 50 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) seeks to enhance total investment return through price appreciation plus income. The Fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund's investment. The Adviser seeks to outperform the Standard & Poor's 400 Index (S&P
400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index (S&P 500) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors and countries.

TWO FIXED-INCOME FUNDS

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Lehman U.S. Aggregate Bond Index.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Lehman GNMA Backed Bond Index.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES..............................inside front & back cover
LETTER TO SHAREHOLDERS.....................................................2
MANAGEMENT DISCUSSION......................................................3
PERFORMANCE SUMMARIES......................................................8
FUND EXPENSES.............................................................13
MANAGEMENT AND ORGANIZATION...............................................57
BOARD OF TRUSTEES ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT....59
IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING.......................................60

                       FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST
   Wright Selected Blue Chip Equities Fund
     Portfolio of Investments..................15
     Statement of Assets & Liabilities.........18
     Statement of Operations...................18
     Statement of Changes in Net Assets........19
     Financial Highlights......................20

   Wright Major Blue Chip Equities Fund
     Portfolio of Investments..................21
     Statement of Assets & Liabilities.........24
     Statement of Operations...................24
     Statement of Changes in Net Assets........25
     Financial Highlights......................26

   Wright International Blue Chip Equities Fund
     Portfolio of Investments..................27
     Statement of Assets & Liabilities.........29
     Statement of Operations...................29
     Statement of Changes in Net Assets........30
     Financial Highlights......................31

   Notes to Financial Statements...............32
   Report of Independent Registered
     Public Accounting Firm....................36

   Federal Tax Information.....................37

THE WRIGHT MANAGED INCOME TRUST
   Wright Total Return Bond Fund
     Portfolio of Investments..................38
     Statement of Assets & Liabilities.........42
     Statement of Operations...................42
     Statement of Changes in Net Assets........43
     Financial Highlights......................44

   Wright Current Income Fund
     Portfolio of Investments..................45
     Statement of Assets & Liabilities.........48
     Statement of Operations...................48
     Statement of Changes in Net Assets........49
     Financial Highlights......................50

   Notes to Financial Statements...............51
   Report of Independent Registered
     Public Accounting Firm....................55

   Federal Tax Information.....................56

LETTER TO SHAREHOLDERS
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                                                            January 2007


Dear Shareholders:

     The 2003-06 bull market in stocks showed no sign of stopping as it passed its fourth anniversary in the fourth quarter. The DJIA pushed its way to an all-time high of 12500 as 2006 was ending, and the S&P 500 and Nasdaq enjoyed healthy Q4 returns as well. Corporate profit growth estimated at around 15%
provided the main impetus for what turned out to be a year of better-than-average returns for stocks. Also worth noting, stock P/E multiples moved higher in the third and fourth quarters, the first back-to-back quarterly increases in market valuations since 1999. The Federal Reserve's pause in its interest rate increases and declining energy prices were additional factors in the improved investor confidence seen since July. Finishing the year much stronger than it started it, the U.S. bond market returned 4.3% in 2006, in line with our 4%-5% projection as 2006 began.

     One of the more notable features of the 2006 investment landscape was its remarkably low volatility. During Q4, the VIX stock volatility measure dropped below 10% for the first time since 1994. The S&P 500 high/low price range was less than 17% for a third straight year, something that has happened only once before (1992-94). While such low volatility is sometimes a sign of investor complacency, we note that the post-1994 years saw one of the best advances in history with a compound annual rate of return of 28% for the S&P 500 over five years. Bond market volatility was also unusually low in 2006.

     The Federal Reserve raised interest rates 100 basis points in 2006, one 25-bp bump while Greenspan was chairman and three more hikes under Bernanke. All of these increases came in 2006's first half. According to the Fed, the subsequent pause was justified by a moderation of economic growth due to the cooling housing market and the "lagged effects of increases in interest rates and energy prices." Weakness in housing and the auto industry is likely to continue at least through the first half of 2007, but in the end it should not cause recession. The labor market remains relatively strong, and recent declines in energy prices are another positive. After fours years of growth in the 3%-3.75% range, real GDP is forecast to rise 2.25%-2.5% in 2007.

     The U.S. economy, in our view, is now about midway into the mid-course slowdown that the Fed has engineered for 2006-07, and we also expect European and Asian growth to decelerate this year. Still, world output growth should be quite respectable this year, if not up to the rates of 2004-06. Ongoing dollar depreciation ought to be expected, keeping some upward pressure on inflation in the U.S. - and providing a boost to foreign stock returns. Inflation rates are expected to moderate over 2007, although probably not enough to get the Fed to lower interest rates by the half percentage point that is currently priced into the market. By the end of this year, the core PCE price deflator should be nearing 2%, the presumed top end of the Fed's target range. It may be 12 months or more before inflation settles back into a non-threatening range where the Fed can start thinking about cutting interest rates.

     With rates at the long end of the yield curve expected to edge only modestly higher this year, bond returns should range around 5% in 2007. Stock returns are forecast to fall a bit short of their post-1950 norm of 12%: earnings growth is likely to slow to the 6%-8% range, dividends will add another 2%, and modest P/E multiple expansion could add a small increment. While market volatility will almost certainly increase, the anticipated 4%-6% risk premium in stocks over bonds continues to support a healthy allocation to equities as 2007 gets under way.

     Finally, I would like to extend to you best wishes for a happy, healthy and rewarding New Year. As always, I invite your suggestions on how we can better serve your investment and wealth management needs.

                                                      Sincerely,
                                                      /s/ Peter M.Donovan
                                                      --------------------
                                                      Peter M. Donovan
                                                      President

MANAGEMENT DISCUSSION
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EQUITY FUNDS

THE FOURTH QUARTER OF 2006 GAVE A STRONG FINISH TO A YEAR THAT PROVIDED SOLID RETURNS FOR U.S. INVESTORS. FOR STOCKS, 2006 WAS THE BEST YEAR SINCE 2003, WITH MOST OF THE GAINS COMING IN THE SECOND HALF OF THE YEAR. EARLY IN 2006, STOCK INVESTORS WORRIED FIRST ABOUT TOO MUCH GROWTH AND HIGHER INFLATION, THEN ABOUT THE POSSIBILITY THAT THE FED WOULD RAISE INTEREST RATES ENOUGH TO DRIVE THE ECONOMY INTO RECESSION. IN AUGUST, HOWEVER, THE STOCK MARKET MOVED ONTO A PERSISTENT UPWARD PATH THAT WOULD CONTINUE FOR THE REST OF THE YEAR. THE FED'S DECISION IN AUGUST TO HALT ITS TIGHTENING PROGRAM EASED INVESTORS' WORRIES ABOUT RECESSION. THE THIRD QUARTER'S DECLINE IN INTEREST RATES GAVE SUPPORT TO STOCKS; EASING ENERGY PRICES, INDICATIONS THAT INFLATION WAS STABILIZING AND SOLID GROWTH IN CORPORATE PROFITS ALSO CONTRIBUTED TO THE STOCK MARKET'S UPBEAT MOOD IN THE SECOND HALF OF THE YEAR.

ON OCTOBER 3 THE DOW SET A NEW ALL TIME HIGH - THE FIRST SINCE THE PEAK IT REACHED IN 2000 - AND KEPT MOVING UP FROM THERE. THE DOW RETURNED MORE THAN 7% OVER THE LAST THREE MONTHS OF 2006, CLOSING THE YEAR WITHIN 50 POINTS OR 0.4% OF THE RECORD 12511 SET ON DECEMBER 27. THE S&P 500 REACHED NEW HIGHS FOR THIS BULL MARKET IN THE QUARTER, CLOSING THE YEAR ABOUT 100 POINTS (7%) BELOW ITS RECORD HIGH REACHED IN 2000 AND EARNING RETURNS OF NEARLY 7% FOR THE QUARTER AND 16% FOR THE YEAR. NASDAQ, TOO, HIT A NEW SIX-YEAR HIGH IN THE FOURTH QUARTER AND GENERATED RETURNS OF 7% FOR THE QUARTER AND 10% FOR THE YEAR. NASDAQ IS STILL 50% BELOW ITS 2000 HIGH - A REMINDER OF JUST HOW INFLATED THE TECH BUBBLE WAS. MID-CAP AND SMALL-CAP STOCKS LAGGED THE S&P 500 EARLIER IN 2006, BUT NOT IN THE FOURTH QUARTER AS THE BREADTH OF THE ADVANCE INCREASED. THE S&P MIDCAP 400 JUST ABOUT MATCHED THE S&P 500 IN Q4 AND RETURNED 10.3% FOR THE YEAR. THE SMALLCAP 600 RETURNED 7.8% FOR THE QUARTER AND 15.1% FOR THE YEAR. FOR THE FOURTH QUARTER AND THE YEAR, INTERNATIONAL MARKETS ALSO KEPT PACE WITH THE S&P 500 IN LOCAL CURRENCIES AND EXCEEDED ITS RETURN IN DOLLAR TERMS AS THE DOLLAR LOST GROUND AGAINST THE CURRENCIES IN THE MSCI INDEX. EACH OF THE 22 MARKETS IN THE MSCI WORLD EX U.S. INDEX HAD POSITIVE DOLLAR RETURNS IN THE FOURTH QUARTER AND THE YEAR.

STOCKS WILL GET LESS SUPPORT FROM RISING PROFITS IN 2007 THAN THEY DID OVER THE LAST FOUR YEARS. WE EXPECT ECONOMIC GROWTH TO CONTINUE IN 2007, BUT AT A BELOW-TREND RATE. THIS WILL BE REFLECTED IN MODERATION OF PROFIT GROWTH. ACCORDING TO FIRST CALL, AFTER FOUR YEARS OF DOUBLE-DIGIT GROWTH, WALL STREET IS EXPECTING EARNINGS GROWTH OF ABOUT 9% FOR S&P 500 COMPANIES IN 2007, AND WE THINK THIS MAY BE A LITTLE OPTIMISTIC. PROFIT GROWTH AT A HIGH SINGLE-DIGIT RATE WOULD STILL BE QUITE RESPECTABLE AT THIS STAGE OF AN EXPANSION, BUT IT MIGHT BE A LITTLE DISAPPOINTING TO INVESTORS WHO HAVE BECOME USED TO SOMETHING MORE IMPRESSIVE. ALSO, THE STOCK MARKET'S ADVANCE IN THE SECOND HALF OF 2006 HAS BROUGHT THE MARKET P/E UP BY A POINT AND A HALF; THE CURRENT P/E IS NOT EXCESSIVE BY RECENT STANDARDS, BUT IT MAY BE HIGH ENOUGH TO LIMIT FURTHER GAINS IN STOCK PRICES. SLOWER PROFIT GROWTH AND LIMITED P/E EXPANSION WILL PROBABLY KEEP THE RETURN FROM EQUITIES IN 2007 BELOW LAST YEAR'S NEAR-16% RETURN AND MAY EVEN PRODUCE A SINGLE-DIGIT RATE OF RETURN. NEVERTHELESS, THE RETURN FROM A DIVERSIFIED EQUITY PORTFOLIO SHOULD STILL KEEP INVESTORS WELL AHEAD OF INFLATION. WE CONTINUE TO SEE THE POTENTIAL TO ENHANCE RETURNS BY INCLUDING INTERNATIONAL STOCKS IN INVESTMENT PORTFOLIOS.

                                              2006   2005    2004    2003   2002    2001    2000   1999    1998    1997
   Total Return                               Year   Year    Year    Year   Year    Year    Year   Year    Year    Year
--------------------------------------------------------------------------------------------------------------------------------

  Wright Selected Blue Chip Fund (WSBC)       3.8%  11.1%   15.7%   30.1% -17.0%  -10.2%   10.8%   5.8%    0.1%   32.7%

  Wright Major Blue Chip Fund    (WMBC)      11.6%   6.2%   12.4%   23.2% -24.5%  -16.9%  -12.5%  24.0%   20.4%   33.9%

  Wright International Blue Chip Fund (WIBC) 28.5%  21.1%   17.7%   32.0% -14.5%  -24.2%  -17.6%  34.3%    6.1%    1.5%



WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The S&P MidCap 400 outperformed the S&P 500 in the first quarter of 2006, lagged bigger stocks in the second and third quarters, and just about matched the S&P 500's return in the fourth quarter. For all of 2006, the MidCaps lagged, albeit with a respectable 10.3% return. The Wright Selected Blue Chip Fund (WSBC), which is a mid-cap blend fund, returned 3.8% in 2006 compared to S&P MidCap 400's 10.3% return and the 13.5% return for an average of 79 mid-cap blend funds in the Morningstar database. In the fourth quarter of 2006, the WSBC Fund returned 5.5% compared to returns of 7.0% for the S&P MidCaps and 7.7% for the Morningstar average. Over the last three years, WSBC had a 10.1% compound annual rate of return compared to 13.1% for the S&P benchmark and 12.8% for the Morningstar average. Last year's bias toward lower-quality stocks was even more pronounced in the mid-cap area than it was in large-cap stocks. This market environment was reflected in the fact that stock selection accounted for virtually all of 2006's underperformance of the WSBC compared to the S&P MidCap
400. This was particularly apparent in the financial sector, where losses from such stocks as Legg Mason (-6.3%) and Radian Group (-7.9%) hurt the Fund's performance. The health care and information technology sectors were also among those lagging for the year, while the Fund was helped by a strong showing in the consumer discretionary sector (e.g., American Eagle Outfitters +106%). Stock selection in the financial sector detracted from WSBC's performance in the fourth quarter. The underperformance of mid-caps for all of 2006 has made their value more attractive relative to large-cap issues. The S&P MidCap 400's P/E in terms of forward earnings was about one point higher than the S&P 500's at the end of 2006, compared to two points higher at the start of the year. With economic and profit growth slowing, WSBC is well positioned in the mid-cap area with a tilt toward the more substantial companies in the S&P MidCap 400. WSBC companies have a higher projected earnings growth than those in the MidCap 400. Also, the WSBC Fund has a lower forward P/E than the S&P MidCap 400. WIS continues to advise diversity in investment portfolios and sees mid-cap stocks as likely to make a positive contribution to risk-adjusted portfolio returns going forward.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. In 2006, large-cap U.S. stocks posted attractive investment returns. The WMBC Fund returned 11.6% for the year, lagging the S&P 500's 15.8% and the 14.1% for an average of 152 large-cap blend funds in the Morningstar database. For the fourth quarter of 2006, WMBC returned 5.3% compared to 6.7% for both the S&P 500 and the Morningstar average. Over the last three years, WMBC's 10.0% compound annual rate of return was in line with the S&P 500 (10.4%) and the Morningstar average (9.7%). The strong showing in stocks during 2006 favored lower-quality issues; in the S&P 500, the bottom two quality quintiles of stocks (determined by Wright Quality Ratings) outperformed the top three by a good margin. This pattern was also apparent in the fourth quarter of the year. For the year and the fourth quarter, this preference for lower-quality issues detracted from the performance of the WMBC, which is weighted toward the higher-quality stocks in the S&P 500. For all of 2006, industry sector weights modestly hurt Fund performance, largely due to an overweight position in health care, the weakest S&P 500 sector for the year, and a slight underweight in telecom, which was the strongest. Security selection had a bigger negative impact on the Fund. Looking at some specific issues, the Fund was hurt by Progressive Corporation's 17% loss and the 13% loss incurred by UnitedHealth Group, whose price suffered from accounting and legal issues related to stock option dating. Among sectors in the Fund with a strong relative performance for the year were information technologies (e.g., Hewlett Packard +45%, Nvidia +102%) and materials (e.g., Nucor +71%). For the fourth quarter of 2006, security selection was also the major factor in the Fund's lagging performance, which relates to the market's favoring of lower-quality issues. The prospect of slower economic growth points to moderating profit growth in the year ahead. This ought to favor higher-quality stocks. Moreover, their lagging performance in 2006 has resulted in relatively attractive values overall for the quality sector of the market. With its bias toward the more substantial, higher-quality stocks in the S&P 500, the WMBC is well positioned for such an environment. As 2007 was getting underway, WMBC's holdings were valued at a lower forward P/E than the S&P 500 (13.4 vs 15.0) while being in line with the S&P 500 in forecast earnings growth.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

For all of 2006, the MSCI World ex U.S. stock index returned 25.7% in dollar terms, nearly 10 percentage points ahead of the S&P 500. In the fourth quarter, the MSCI index topped the S&P 500 with a 10.1% return. Local currency returns for both periods were in line with the S&P 500's, with the dollar's depreciation accounting for the rest of the return. The Wright International Blue Chip Fund
(WIBC) returned 12.1% in the fourth quarter of 2006 compared to 10.1% for the MSCI World ex U.S. index and 10.4% for an average of 127 international equity funds in the Morningstar database. For all of 2006, WIBC returned 28.5%, ahead of both the MSCI benchmark (25.7%) and the Morningstar average (24.6%). Over the last three years, WIBC provided a 22.4% compound annual rate of return, compared to 20.1% for the MSCI index and 18.9% for the Morningstar average. Markets and currencies in Europe were strong throughout 2006, and the WIBC Fund's relative performance was helped in each quarter of the year by its overweighting in that region. The Fund mitigated the effects of market weakness in Japan by good stock selection in that country for most of the year. In the first half of 2006, the Fund benefited from the strong performance of its holdings in the energy and materials sectors. During the second half, the relative underperformance of these two sectors dampened the return of the Fund. In the fourth quarter, the Fund's performance was helped by the strong showing of its holdings in the financial sector. Economic and earnings growth prospects outside of the U.S. look promising for the coming 12 months. In addition to improving fundamentals, foreign stocks offer attractive valuations, with an aggregate P/E multiple lower than the S&P 500's. After its recent weakness, values in the Japanese market in particular look attractive, and WIBC's position in Japan was increased in the second half of 2006. In the third quarter, the Fund took some profits in the Eurozone markets, and then increased its position in the Eurozone in Q4. The Fund has reduced its holding in energy and ended the year underweight in telecom after taking profits from strong stock selections in this sector. Holdings were increased in the financial and utility sectors. We continue to emphasize diversity in investment programs and expect that a position in international stocks will augment returns in diversified investment portfolios.

FIXED-INCOME FUNDS

THE FOURTH QUARTER OF 2006 PROVIDED A POSITIVE FINISH TO A YEAR OF SOLID RETURNS FOR U.S. INVESTORS. AFTER LOSING GROUND IN THE FIRST HALF OF THE YEAR, THE U.S. BOND MARKET GENERATED POSITIVE RETURNS IN THE SECOND HALF. A KEY DRIVER OF THE BOND MARKET'S GAINS AFTER MIDYEAR WAS THE FEDERAL RESERVE'S DECISION AT ITS
AUGUST 8 FOMC MEETING TO KEEP THE FED FUNDS TARGET UNCHANGED AT 5.25% AFTER RAISING THE RATE FROM 1.0% TO 5.25% OVER TWO YEARS. THE TARGET RATE WAS HELD AT 5.25% FOR THE REST OF 2006. THE THIRD QUARTER OF 2006 WAS THE BEST QUARTER FOR BONDS IN FOUR YEARS. AS THE FOURTH QUARTER PROGRESSED, HOWEVER, IT BECAME CLEAR THAT THE ECONOMY WAS CONTINUING TO GROW, AND THE FED CONTINUED TO WARN OF INFLATION RISKS. HOPES FADED THAT THE FED WOULD QUICKLY REVERSE COURSE AND START TO LOWER RATES. THIS CONTRIBUTED TO HIGHER YIELDS IN THE FOURTH QUARTER.

FOR ALL OF 2006, THE YIELD ON THE 90-DAY TREASURY BILL ROSE ABOUT 90 BASIS POINTS, TO 5.0%. THE TWO-YEAR TREASURY YIELD ROSE ABOUT 40 BASIS POINTS AND THE 10-YEAR BY 30 BPS. AT THE START OF 2006, THE TREASURY YIELD CURVE WAS ABOUT FLAT BETWEEN TWO AND 10 YEARS; BY YEAR END, IT WAS INVERTED BY ABOUT 10 BASIS POINTS, WITH THE TWO-YEAR YIELD AT 4.8% AND THE 10-YEAR AT 4.7%. THE LEHMAN AGGREGATE U.S. BOND INDEX RETURNED 4.3% FOR ALL OF 2006; IN THE FOURTH QUARTER, THE INDEX RETURNED 1.2% AS COUPON RETURN MADE UP FOR MOST OF THE PRICE DECLINE FOR THE QUARTER. IN 2006, THE BEST RETURNS WERE GENERATED BY THE MORTGAGE AND COMMERCIAL MORTGAGE SECTORS, WHILE THE TREASURY SECTOR HAD THE LOWEST RETURN OF ALL SECTORS IN THE LEHMAN AGGREGATE.

WE EXPECT THAT THE FED WILL HOLD INTEREST RATES STEADY THROUGH 2007. THE FED FUNDS FUTURES MARKET IS STILL PRICING IN AT LEAST ONE FED RATE CUT IN 2007, BUT IN ITS RECENT COMMENTS, THE FED HAS NOT BEEN ENCOURAGING THIS VIEW. WE DON'T SEE THE INVERTED YIELD CURVE AS FORETELLING A RECESSION IN 2007. OUR FORECAST HAS ECONOMIC GROWTH CONTINUING, BUT AT BELOW TREND RATES THROUGH MOST OF 2007, WHILE CORE INFLATION STAYS BELOW ITS PEAK AND SLOWLY MOVES TOWARD THE FED'S TARGET OF 2.0%. THIS APPEARS TO US TO BE A COMBINATION THAT WILL NOT MOVE FED POLICY ONE WAY OR THE OTHER. WITH THE FED KEEPING INTEREST RATES STEADY IN 2007 AND INFLATION NOT MOVING MUCH LOWER, WE DON'T SEE A LOT OF ROOM FOR LOWER INTEREST RATES AND RISING BOND PRICES THIS YEAR. AT CURRENT LEVELS, THERE DOESN'T APPEAR TO BE MUCH DOWNSIDE RISK FOR BOND PRICES EITHER, BASED ON THE EXPECTED ENVIRONMENT OF SLOW GROWTH AND MODERATE INFLATION. WE SEE A LOW PROBABILITY FOR SIGNIFICANT FURTHER TIGHTENING OF ALREADY TIGHT SPREADS ON NON-TREASURY SECTORS OF THE INVESTMENT-GRADE BOND MARKET. OUR FORECAST, THEREFORE, IS FOR A RETURN OF ABOUT 5% FOR THE LEHMAN AGGREGATE U.S. BOND INDEX IN 2007, A LITTLE BETTER THAN COUPON RETURN AND ENOUGH TO KEEP INVESTORS COMFORTABLY AHEAD OF INFLATION.

                                              2006   2005    2004    2003   2002    2001    2000   1999    1998    1997
   Total Return                               Year   Year    Year    Year   Year    Year    Year   Year    Year    Year
--------------------------------------------------------------------------------------------------------------------------------

   Wright Total Return Bond Fund (WTRB)        3.3%   1.5%    3.5%    3.3%   9.0%    5.0%    10.6%  -3.9%   9.6%    9.3%

   Wright Current Income Fund  (WCIF)          3.9%   1.8%    3.3%    1.7%   7.7%    7.2%    10.3%   0.5%   6.5%    8.6%


WRIGHT TOTAL RETURN BOND FUND

Bond yields rose over the course of 2006, with most of the increase coming in the first half of the year. Yields moved lower in Q3, giving bonds their best quarterly return in four years, then rose slightly in Q4. The Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned 1.2% in the fourth quarter of 2006, as coupon return was enough to offset most of the price decline accompanying the rise in bond yields during the quarter. The Fund's return was in line with the Lehman U.S. Aggregate Bond Composite's 1.2% and the 1.3% return for an average of 174 total return bond funds in the Morningstar database in the quarter. For all of 2006, WTRB returned 3.3% compared to 4.3% for the Lehman Aggregate and 4.1% for the Morningstar average. WTRB had a yield of 4.2%, calculated according to SEC guidelines, at the end of the year. Dividends paid by this Fund may be more or less than implied by this yield. During 2006, WTRB's duration ranged from 0.15 year longer than the Lehman Benchmark to 0.4 year shorter. For 2006, duration calls had a slightly negative effect on performance compared to the benchmark; for the fourth quarter, the Fund's duration positioning made a modestly positive contribution to performance As the fourth quarter of 2006 started, WTRB was positioned with a short duration compared to the Lehman Aggregate. This reflected our view that the bond market's third quarter rally had overestimated the potential for Fed rate cuts in the near term. Bonds did experience a modest correction in the fourth quarter, and Fund duration was moved back to neutral, where it remained at year end. During the fourth quarter and for much of the year, the Fund was overweight compared to the Lehman Aggregate in mortgages (52% of the portfolio including hybrid ARMs at year-end 2006), asset-backed issues (2% at year end), and commercial mortgage-backed issues (8% at year end). With corporate spreads looking tight, for most of the year the Fund was about neutral in corporate bonds, though at year end it was slightly overweight (24%). The Fund was underweight in Treasuries and agencies for all of 2006, holding 12% and 1%, respectively, at year end. For the year, the overweighting in MBS, ABS and CMBS issues was positive for performance, since these sectors had a larger excess return than the Lehman Aggregate index as a whole. The underweighting in agencies, which lagged the Aggregate for the year and the fourth quarter, helped performance in both periods. For the fourth quarter, however, the Fund's overall sector positioning detracted from performance because of the overweight in hybrid ARMs and asset-backed issues, which lagged the Aggregate in excess return for the quarter. Since all non-Treasury sectors had positive excess return for the quarter and the year, the underweight in Treasury issues added to performance. Individual security selection was a plus for the fourth quarter but a slight drag for the year.

WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) is generally managed to be invested in GNMA issues (mortgage-based securities, known as Ginnie Maes) and other mortgage-based securities with explicit backing from the Federal government. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. In December, the Wright U.S. Government Near Term Fund (WNTB) was merged into the WCIF, resulting in a 4% position in Treasury bonds and a 9% position in agencies within WCIF at year end as a result of the transition. In the fourth quarter, the WCIF Fund returned 1.3%, slightly less than the Lehman GNMA bond index's 1.5% but in line with the 1.3% for the average of all 61 government mortgage funds in the Morningstar database. For all of 2006, WCIF's return of 3.9% compared to 4.6% for the Lehman benchmark and 4.2% for the Morningstar average. At the end of 2006, the WCIF Fund had a yield of 4.9% as calculated by SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield. With the risk of prepayment reduced after the rise in mortgage rates in 2005 and early 2006, WCIF continued to overweight higher-coupon premium issues for most of 2006 through the fourth quarter. This allowed the Fund to pick up extra income. Through most of 2006, the Fund's duration was kept a little shorter than the Ginnie Mae benchmark's.

     THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISOR DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY OF THE WRIGHT MANAGED INVESTMENT FUNDS.

U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      12/31/03       10,453.92               4.25%
      12/31/04       10,783.01               4.22%
      12/31/05       10,717.50               4.39%
      12/31/06       12,463.15               4.71%



PERFORMANCE SUMMARIES
-------------------------------------------------------------------------------


                            IMPORTANT

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

Wright  SELECTED  BLUE CHIP  EQUITIES  FUND
Growth of $10,000  Invested  1/1/96 Through 12/31/06

                                                                                Average Annual Total Return
                                                                     -----------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------------
       WSBC

         - Return before taxes                                              3.77%          7.57%          7.25%
         - Return after taxes on distributions                              2.30%          6.57%          5.07%
         - Return after taxes on distributions and sales of fund shares     1.96%          5.76%          5.07%
       S&P MidCap 400*                                                     10.32%         10.89%         13.47%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/96 would have grown to $20,144 by December 31, 2006.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date          Wright Selected      S&P MidCap
                 Blue Chip Fund          400

12/31/96          $10,000              $10,000
12/31/97          $13,270              $13,225
12/31/98          $13,288              $15,753
12/31/99          $14,053              $18,073
12/31/2000        $15,563              $21,237
12/31/2001        $13,983              $21,108
12/31/2002        $11,610              $18,045
12/31/2003        $15,100              $24,472
12/31/2004        $17,474              $28,504
12/31/2005        $19,412              $32,085
12/31/2006        $20,144              $35,396


* The Fund's average annual return is compared with that of the S&P Mid-Cap 400, an unmanaged index of stocks in a broad range of industries with a market capitalization of a few billion or less. The performance of the S&P Mid-Cap 400, unlike that of the Fund, reflects no deductions for fees, expenses or taxes.


   Industry Weightings
------------------------------
   % of net assets @ 12/31/06

   Diversified Financials         10.3%      Semiconductor Equipment      2.0%
   Commercial Services & Supplies  7.9%      Computers & Peripherals      1.8%
   Retailing                       7.9%      Banks                        1.7%
   Insurance                       6.9%      Home Const., Furn. & Appl.   1.4%
   Energy                          6.3%      Automobiles & Components     1.3%
   Utilities                       6.3%      Textiles, Clothing & Fabrics 1.3%
   Capital Goods                   6.0%      Pharmaceuticals & Biotech.   1.2%
   Real Estate                     5.8%      Consumer Durables & Apparel  1.1%
   Electronic Equipment & Services 5.7%      Heavy Machinery              1.1%
   Materials                       4.9%      Food, Beverage & Tobacco     1.0%
   Health Care Equipment/Services  3.9%      Hotels, Restaurants & Leisure0.9%
   Oil & Gas                       3.1%      Communications Equipment     0.8%
   Transportation                  3.0%      Medical Supplies             0.4%
   Chemicals                       2.7%      Telecommunication Services   0.3%
   Software & Services             2.3%

  Ten Largest Stock Holdings
------------------------------
  % of net assets @ 12/31/06

  MDU Res Group Inc.               2.3%
  New Plan Excel Realty            2.3%
  Precision Castparts Corp.        2.3%
  Manpower Inc.                    1.9%
  W. R.Berkley  Corp.              1.9%
  Raymond James Finl.              1.8%
  Jacobs Engr. Group Inc.          1.8%
  Nuveen Invts Inc.                1.8%
  Edwards A. G. Inc.               1.8%
  Eaton Vance Corp.                1.7%

-------------------------------------------------------------------------------

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000  Invested  1/1/96 Through 12/31/06

                                                                                Average Annual Total Return
                                                                 ---------------------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------------
       WMBC

         - Return before taxes                                             11.57%          4.37%          6.05%
         - Return after taxes on distributions                             11.38%          4.21%          4.80%
         - Return after taxes on distributions and sales of fund shares     9.67%          3.63%          4.62%
       S&P 500*                                                            15.80%          6.19%          8.42%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND on 12/31/96 would have grown to $17,986 by December 31, 2006.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date     Wright Major Blue
                Chip Fund          S&P 500

  12/31/96      $10,000            $10,000
  12/31/97      $13,386            $13,336
  12/31/98      $16,120            $17,147
  12/31/99      $19,981            $20,756
  12/31/2000    $17,473            $18,866
  12/31/2001    $14,524            $16,624
  12/31/2002    $10,965            $12,950
  12/31/2003    $13,510            $16,665
  12/31/2004    $15,180            $18,478
  12/31/2005    $16,121            $19,385
  12/31/2006    $17,986            $22,447


* The Fund's average annual return is compared with that of the S&P 500, an unmanaged index of 500 widely held common stocks that generally indicates the performance of the market. The performance of the S&P 500, unlike that of the Fund, reflects no deductions for fees, expenses or taxes.


 Industry Weightings
----------------------------------
 % of net assets @ 12/31/06

 Diversified Financials         14.2%     Commercial Services & Supplies   2.2%
 Energy                         12.0%     Communications Equipment         2.1%
 Pharmaceuticals & Biotechnology 9.2%     Heavy Machinery                  1.9%
 Banks                           7.6%     Capital Goods                    1.5%
 Retailing                       6.2%     Software & Services              1.5%
 Computers & Peripherals         5.7%     Semiconductor Equip. & Prods.    1.3%
 Health Care Equipment & Services5.3%     Utilities                        1.3%
 Telecommunications Services     4.2%     Real Estate                      1.0%
 Automobiles & Components        3.9%     Materials                        0.9%
 Food, Beverages & Tobacco       3.8%     Home Const., Furnishings & Appl. 0.7%
 Insurance                       3.8%     Medical Supplies                 0.6%
 Transportation                  3.2%     Hotels, Restaurants & Leisure    0.5%
 Electronic Equipment & Instrum. 2.3%     Metals                           0.5%
 Entertainment & Leisure         2.3%     Consumer Durables & Apparel      0.4%

  Ten Largest Stock Holdings
---------------------------------
  % of net assets @ 12/31/06

  Exxon Mobil Corp.               4.8%
  Bank of America Corp.           4.3%
  Pfizer, Inc.                    3.4%
  Goldman Sachs Group             3.3%
  AT&T Inc.                       3.2%
  Citigroup Inc.                  3.0%
  Hewlett-Packard Co.             2.9%
  Chevron Corp.                   2.4%
  Wells Fargo & Co. New           2.3%
  Paccar Inc.                     2.3%

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/96 Through 12/31/06

                                                                                Average Annual Total Return
                                                                      ------------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------------
       WIBC

         - Return before taxes                                             28.49%         15.63%          6.45%
         - Return after taxes on distributions                             27.79%         15.30%          5.71%
         - Return after taxes on distributions and sales of fund shares    23.81%         13.55%          5.27%
       MSCI World ex US Index*                                             25.71%         15.25%          7.96%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND on 12/31/96 would have grown to $18,689 by December 31, 2006.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date       Wright Int'l Blue Chip   MSCI World Ex U.S.
                   Equities Fund               Index

   12/31/96           $10,000                $10,000
   12/31/97           $10,154                $10,227
   12/31/98           $10,777                $12,146
   12/31/99           $14,469                $15,538
   12/31/2000         $11,925                $13,461
   12/31/2001         $ 9,042                $10,580
   12/31/2002         $ 7,730                $ 8,909
   12/31/2003         $10,201                $12,421
   12/31/2004         $12,008                $14,952
   12/31/2005         $14,545                $17,116
   12/31/2006         $18,689                $21,517


* The Fund's average annual return is compared with that of the MSCI Developed World ex U.S. Index. While the Fund does not seek to match the returns of this index, this unmanaged index generally indicates foreign stock market performance. The performance of the MSCI Developed World ex U.S. Index, unlike that of the Fund, reflects no deductions for fees, expenses or taxes.


       Country Weightings
-------------------------------------
       % of net assets @ 12/31/06

       United Kingdom       22.8%              Denmark               3.0%
       Japan                22,0%              Switzerland           2.5%
       Germany               8.5%              Norway                2.4%
       France                6.6%              Belgium               1.5%
       Canada                4.9%              Portugal              1.5%
       Australia             4.7%              Hong Kong             0.9%
       Sweden                4.3%              Singapore             0.8%
       Italy                 3.7%              Austria               0.6%
       Spain                 3.6%              Finland               0.4%
       Netherlands           3.3%              Ireland               0.4%

  Ten Largest Stock Holdings
------------------------------
  % of net assets @ 12/31/06

  Anglo American PLC              2.9%
  Eni Spa                         2.8%
  ING Groep NV-ADR                2.8%
  Danske Bank Ag                  2.6%
  Man Group PLC                   2.4%
  BNP Paribas                     2.3%
  Toyota Motor Corp.              2.3%
  Endesa Sa                       2.2%
  Canon Inc.                      2.1%
  Persimmon PLC                   2.0%

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 Invested 1/1/96 Through 12/31/06

                                                                                Average Annual Total Return
                                                                        ----------------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------------
       WTRB

        - Return before taxes                                              3.34%           4.11%          5.03%
        - Return after taxes on distributions                              1.76%           2.46%          3.05%
        - Return after taxes on distributions and sales of fund shares     1.49%           2.46%          3.05%
       Lehman Aggregate Bond Index*                                         4.33%           5.06%          6.24%
--------------------------------------------------------------------------------------------------------------------------------

The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/96 would have grown to $16,329 by December 31, 2006.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date  Wright Total Retun   Lehman Aggregate Bond
              Bond Fund              Index

  12/31/96     $10,000             $10,000
  12/31/97     $10,925             $10,966
  12/31/98     $11,969             $11,918
  12/31/99     $11,501             $11,820
  12/31/2000   $12,723             $13,194
  12/31/2001   $13,353             $14,308
  12/31/2002   $14,559             $15,776
  12/31/2003   $15,032             $16,423
  12/31/2004   $15,561             $17,136
  12/31/2005   $15,801             $17,552
  12/31/2006   $16,329             $18,313



* The Fund's average annual return is compared with that of the Lehman U.S. Aggregate Bond Index, an unmanaged index that is a broad representation of the investment-grade fixed income market in the U.S. The Lehman U.S. Aggregate Bond Index, unlike that of the Fund, reflects no deductions for fees, expenses or taxes.


HOLDINGS BY SECTOR
----------------------------
% of net assets @ 12/31/06

Asset-backed Securities                             11.2%
Corporate Bonds                                     24.6%
Mortgage-Backed Securities                          50.8%
U.S. Treasuries                                     12.2%

HOLDINGS BY CREDIT QUALITY*
-----------------------------
% of net assets @ 12/31/06

AAA                                                   12%
AA                                                     2%
A                                                     13%
BBB                                                    8%
<BBB                                                   0%
Mortgage-Backed Securities                            51%
U.S. Government Agencies                               1%
U.S. Treasuries                                       13%

*:  based on the lower of Standard & Poor's or Moody's
Investors' Service

FIVE LARGEST BOND HOLDINGS
----------------------------
% of net assets @ 12/31/06

U.S. Treasury Note 2.000% 01/15/14                   4.4%
U.S. Treasury Bond 6.125% 11/15/27                   3.9%
FNMA Pool 745467 5.858% 04/01/36                     3.8%
FHLMC Gold Pool A35363 5.000% 07/01/35               2.6%
FNMA Pool 781893 4.500% 11/01/31                     2.5%


Weighted Average Maturity
----------------------------
@12/31/06                                       6.5 Years

WRIGHT CURRENT INCOME FUND
Growth of $10,000 Invested 1/1/96 Through 12/31/06

                                                                                Average Annual Total Return
                                                                         ------------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------------
       WCIF

        - Return before taxes                                              3.92%           3.66%          5.10%
        - Return after taxes on distributions                              2.19%           1.76%          2.89%
        - Return after taxes on distributions and sales of fund shares     1.86%           1.76%          2.89%
       Lehman GNMA Index*                                                  4.61%           4.72%          6.10%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND on 12/31/96 would have grown to $16,448 by December 31, 2006.

The following plotting points are used for comparison in the total investment return mountain chart.

            Date      Wright Current       Lehman GNMA
                        Income Fund            Index

          12/31/96       $10,000              $10,000
          12/31/97       $10,856              $10,953
          12/31/98       $11,563              $11,712
          12/31/99       $11,623              $11,937
          12/31/2000     $12,821              $13,264
          12/31/2001     $13,742              $14,354
          12/31/2002     $14,801              $15,601
          12/31/2003     $15,058              $16,046
          12/31/2004     $15,553              $16,745
          12/31/2005     $15,827              $17,281
          12/31/2006     $16,448              $18,077


* The Fund's average annual return is compared with that of the Lehman GNMA Backed Bond Index. While the Fund does not seek to match the returns of the Lehman GNMA Backed Bond Index, Wright believes that this unmanaged index generally indicates the performance of government and corporate mortgage-backed bond markets. The Lehman GNMA Backed Bond Index, unlike the Fund, reflects no deductions for fees, expenses or taxes.


     HOLDINGS BY SECTOR
   ------------------------
     % of net assets @ 12/31/06

     Mortgage-Backed Securities                   82.5%
     Government Interests                         12.8%
     Asset-Backed Securities                       4.2%

     WEIGHTED AVERAGE MATURITY
    -----------------------------
     @12/31/06                                3.9 Years

     FIVE LARGEST BOND HOLDINGS
     -----------------------------
     % of net assets @ 12/31/06

     FFCB 4.000% 03/10/08                          5.9%
     GNMA II Pool 3734 4.500% 07/20/35             4.8%
     GNMA Pool 3556 5.500% 05/20/34                4.8%
     GNMA Series 1999-04 Class ZB 6.000% 02/20/29  4.1%
     GNMA II Pool 3747 5.000% 08/20/35             3.8%

FUND EXPENSES
--------------------------------------------------------------------------


EXAMPLE:
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 31, 2006-December 31, 2006).

ACTUAL EXPENSES:
The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if payable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  EQUITY FUNDS
                     -----------------------------------------
                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND

                                                   Expenses Paid
                       Beginning      Ending       During Period*
                     Account Value  Account Value    (7/1/06-
                       (7/1/06)    (12/31/06)        12/31/06)
------------------------------------------------------------------------------
   Actual Fund Shares  $1,000.00    $1,018.10       $6.36
------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.90       $6.36


  *Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006.

                      WRIGHT MAJOR BLUE CHIP EQUITIES FUND

                                                   Expenses Paid
                       Beginning       Ending       During Period*
                     Account Value  Account Value     (7/1/06-
                       (7/1/06)      (12/31/06)       12/31/06)
-------------------------------------------------------------------------------
   Actual Fund Shares  $1,000.00    $1,097.60        $6.61
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.90        $6.36


  *Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006.

                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

                                                    Expenses Paid
                       Beginning       Ending        During Period*
                     Account Value  Account Value     (7/1/06-
                       (7/1/06)      (12/31/06)       12/31/06)
------------------------------------------------------------------------------
   Actual Fund Shares  $1,000.00    $1,150.10         $7.37
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.30         $6.92


  *Expenses are equal to the Fund's annualized expense ratio of 1.36% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006.

                               FIXED INCOME FUNDS
                          -------------------------------
                          Wright Total Return Bond Fund

                                                   Expenses Paid
                       Beginning       Ending      During Period*
                     Account Value  Account Value    (7/1/06-
                       (7/1/06)      (12/31/06)      12/31/06)
-------------------------------------------------------------------------------
   Actual Fund Shares  $1,000.00    $1,046,80        $4.95
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,023.40        $4.89


  *Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006.

                           WRIGHT CURRENT INCOME FUND

                                                    Expenses Paid
                       Beginning        Ending       During Period*
                     Account Value   Account Value     (7/1/06-
                       (7/1/06)        (12/31/06)      12/31/06)
-------------------------------------------------------------------------------
   Actual Fund Shares  $1,000.00    $1,045.40           $5.05
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,020.30           $4.99


  *Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2006

                                       Shares       Value

     EQUITY INTERESTS --99.3%

AUTOMOBILES & COMPONENTS -- 1.3%
BorgWarner, Inc........................8,400   $    495,768
                                               ------------



BANKS -- 1.7%
Associated Banc-Corp..................3,180    $   110,918
Astoria Financial Corp................2,172         65,508
City National Corp....................3,250        231,400
Wilmington Trust Corp.................6,020        253,863
                                               ------------
                                               $   661,689
                                               ------------



CAPITAL GOODS -- 6.0%
Alliant Techsystems, Inc.* ...........5,105    $   399,160
Graco, Inc............................2,702        107,053
Precision Castparts Corp.............11,310        885,347
SPX Corp..............................8,495        519,554
Thomas & Betts Corp.* ................8,450        399,516
                                               ------------
                                               $ 2,310,630
                                               ------------


CHEMICALS -- 2.7%
Albemarle Corp........................8,545    $   613,531
Cytec Industries, Inc...................510         28,820
Lyondell Chemical Co..................4,235        108,289
Scotts Miracle-Gro Co., Class A.......5,150        265,997
                                               ------------
                                               $ 1,016,637
                                               ------------



COMMERCIAL SERVICES & SUPPLIES -- 7.9%
Ceridian Corp.* ......................4,835    $   135,283
Harsco Corp...........................2,290        174,269
ITT Educational Services, Inc.* ......1,585        105,196
Jacobs Engineering Group, Inc.* ......8,400        684,936
Manpower, Inc.........................9,795        733,939
MPS Group, Inc.* ....................14,605        207,099
Pharmaceutical Product
Development, Inc.....................10,255        330,416
Plexus Corp.* ........................9,335        222,920
Republic Services, Inc. - Class A.....6,915        281,233
SEI Investments Co....................2,335        139,073
                                               ------------
                                               $ 3,014,364
                                               ------------



COMMUNICATIONS EQUIPMENT -- 0.8%
Harris Corp...........................6,410    $    293,963
                                               ------------



COMPUTERS & PERIPHERALS -- 1.8%
CSG Systems International, Inc.* .....6,095    $   162,919
Western Digital Corp.* ..............25,605        523,878
                                               ------------
                                               $   686,797
                                               ------------


CONSUMER DURABLES & APPAREL -- 1.1%
Mohawk Industries, Inc.* .............5,200    $   389,272
Toll Brothers, Inc.* .................1,520         48,990
                                               ------------
                                               $   438,262
                                               ------------



DIVERSIFIED FINANCIALS -- 10.3%
Eaton Vance Corp.....................20,315    $   670,598
Edwards, A.G., Inc...................10,650        674,038
Investors Financial Services Corp.....2,745        117,129
Jefferies Group, Inc.................11,930        319,963
Nuveen Investments, Inc. - Class A...13,195        684,557
Raymond James Financial, Inc.........22,687        687,643
The BISYS Group, Inc.* ..............29,600        382,136
Waddell & Reed Financial, Inc........15,315        419,018
                                               ------------
                                               $ 3,955,082
                                               ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.7%
Ametek, Inc...........................3,795    $   120,833
Amphenol Corp.........................3,965        246,147
Arrow Electronics, Inc.* ............12,435        392,324
Avnet, Inc.* .........................8,955        228,621
CommScope, Inc.* .....................7,650        233,172
Lincoln Electric Holdings, Inc........6,090        367,958
MEMC Electronic Materials, Inc.* .....8,000        313,120
Tech Data Corp.* .....................3,250        123,077
Vishay Intertechnology, Inc.* .......12,475        168,911
                                               ------------
                                               $ 2,194,163
                                               ------------


ENERGY -- 6.3%
ENSCO International, Inc..............4,600    $   230,276
Newfield Exploration Company* .......14,560        669,032
Noble Energy, Inc.....................9,795        480,641
Patterson-UTI Energy, Inc............11,170        259,479
Peabody Energy Corp..................11,805        477,040
Pogo Producing Co.....................6,475        313,649
                                               ------------
                                               $ 2,430,117
                                               ------------


FOOD, BEVERAGE & TOBACCO -- 1.0%
Hormel Foods Corp.....................5,150    $   192,301
PepsiAmericas, Inc....................8,310        174,344
                                               ------------
                                               $    366,645
                                               ============

HEALTH CARE EQUIPMENT & SERVICES -- 3.9%
Community Health Systems, Inc.* ......3,025    $   110,473
Covance, Inc.* .......................3,935        231,811
DENTSPLY International, Inc...........5,210        155,518
Health Net, Inc.* ....................6,815        331,618
Hillenbrand Industries, Inc...........3,315        188,723
Lincare Holdings, Inc.* ..............3,200        127,488
Universal Health Services, Inc.* .....3,275        181,533
Varian Medical Systems, Inc.* ........3,890        185,047
                                               ------------
                                                $1,512,211
                                               ------------


HEAVY MACHINERY -- 1.1%
Cameron International Corp.* .........3,660    $   194,163
Joy Global, Inc.......................4,925        238,074
                                               ------------
                                               $   432,237
                                               ------------


HOME CONSTRUCTION, FURNISHINGS
& APPLIANCES -- 1.4%
Beazer Homes USA, Inc...................520    $    24,445
Rent-A-Center, Inc.* .................6,995        206,422
Sotheby's.............................9,585        297,327
                                               ------------
                                               $   528,194
                                               ------------


HOTELS, RESTAURANTS & LEISURE -- 0.9%
Bob Evans Farms, Inc..................4,575    $   156,556
Ruby Tuesday, Inc.....................7,245        198,803
                                               ------------
                                               $   355,359
                                               ------------


INSURANCE -- 6.9%
American Financial Group, Inc.........4,155    $   149,206
First American Corp..................12,800        520,704
HCC Insurance Holdings, Inc...........7,555        242,440
Ohio Casualty Corp....................6,020        179,456
Old Republic International Corp.......7,953        185,146
PMI Group Inc., (The)...................590         27,830
Protective Life Corp..................6,455        306,613
Radian Group, Inc.....................1,985        107,011
Stancorp Financial Group..............5,060        227,953
W.R. Berkley Corp....................20,762        716,497
                                               ------------
                                                $2,662,856
                                               ------------


MATERIALS -- 4.9%
Airgas, Inc...........................5,470    $   221,644
Commercial Metals Co..................4,835        124,743
Crane Co..............................7,990        292,754
FMC Corp..............................3,800        290,890
Grant Prideco, Inc.* .................7,145        284,157
Martin Marietta Materials, Inc........1,765        183,401
RPM International, Inc................5,210        108,837
Steel Dynamics, Inc...................2,540         82,423
Timken Co., (The)....................10,070        293,843
                                               ------------
                                               $ 1,882,692
                                               ------------



MEDICAL SUPPLIES -- 0.4%
ResMed, Inc.* ........................3,290    $    161,934
                                               ------------



OIL & GAS -- 3.1%
AGL Resources, Inc....................7,850    $   305,444
Denbury Resources, Inc.* .............6,650        184,804
FMC Technologies, Inc. * .............5,410        333,418
Helmerich & Payne, Inc................6,320        154,650
Tidewater, Inc........................4,555        220,280
                                               ------------
                                               $ 1,198,596
                                               ------------



PHARMACEUTICALS & BIOTECHNOLOGY -- 1.2%
Cephalon, Inc. * .....................4,675    $   329,167
Omnicare, Inc.........................2,910        112,413
                                               ------------
                                               $   441,580
                                               ------------



REAL ESTATE -- 5.8%
AMB Property Corp. REIT...............6,220    $   364,554
Highwoods Properties, Inc. REIT.......3,150        128,394
Hospitality Properties Trust REIT.....2,975        141,402
Liberty Property Trust REIT...........7,460        366,584
New Plan Excel Realty Trust REIT.....32,440        891,451
Regency Centers Corp. REIT............2,440        190,735
United Dominion Realty
 Trust, Inc. REIT.....................4,750        151,003
                                               ------------
                                               $ 2,234,123
                                               ------------



RETAILING -- 7.9%
Abercrombie & Fitch Co. - Class A.....3,125    $   217,594
American Eagle Outfitters............20,467        638,775
AnnTaylor Stores Corp.* ..............7,830        257,137
CDW Corp..............................3,525        247,878
Claire's Stores, Inc.................13,465        446,230
Dick's Sporting Goods, Inc.* .........2,815        137,907
Dollar Tree Stores, Inc. * ...........8,405        252,991
GameStop Corp. - Class A* ............8,765        483,039
MSC Industrial Direct Co., Inc.
 - Class A............................5,200        203,580
Payless ShoeSource, Inc.* ............4,435        145,557
                                               ------------
                                                $3,030,688
                                               ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.0%
Intersil Corp. - Class A..............6,690    $   160,025
Lam Research Corp.* ..................8,905        450,771
Microchip Technology, Inc.............4,370        142,899
                                               ------------
                                               $   753,695
                                               ------------


SOFTWARE & SERVICES -- 2.3%
Activision, Inc. * ..................11,300    $   194,812
Cognizant Technology Solutions Corp.* 5,470        422,065
Transaction Systems Architects, Inc.* 7,815        254,535
                                               ------------
                                               $   871,412
                                               ------------


TELECOMMUNICATION SERVICES -- 0.3%
Cincinnati Bell, Inc.* ..............20,830    $     95,193
                                               ------------


TEXTILES, CLOTHING & FABRICS -- 1.3%
Polo Ralph Lauren Corp................6,595    $    512,168
                                               ------------


TRANSPORTATION -- 3.0%
C.H. Robinson Worldwide, Inc..........2,185    $    89,345
Hunt, J.B. Transport Services, Inc...25,620        532,127
Swift Transportation Co., Inc.* ......5,955        156,438
Trinity Industries, Inc...............4,325        152,240
YRC Worldwide, Inc.* .................5,360        202,233
                                               ------------
                                               $ 1,132,383
                                               ------------


UTILITIES -- 6.3%
Alliant Energy Corp...................6,915    $   261,180
Black Hills Corp.....................10,305        380,667
IDACORP, Inc.........................12,890        498,199
MDU Resources Group, Inc.............35,128        900,682
OGE Energy Corp.......................5,885        235,400
Questar Corp..........................1,225        101,736
Wisconsin Energy Corp.................1,160         55,054
                                               ------------
                                               $ 2,432,918
                                               ------------

TOTAL EQUITY INTERESTS-- 99.3%
  (identified cost, 31,460,648)                $ 38,102,356

OTHER ASSETS, LESS LIABILITIES  -- 0.7%             249,449
                                               ------------

NET ASSETS -- 100%                             $38,351,805
                                               ============



* Non-income-producing security.

See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2006
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $31,460,648) (Note 1A).     $ 38,102,356
  Cash....................................          258,671
  Receivable for fund shares sold.........            2,286
  Receivable from investment adviser......            1,014
  Dividends receivable....................           35,221
  Other assets............................            6,198
                                               ------------
  Total assets............................     $ 38,405,746
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $     11,701
  Payable to affiliate for Trustees' fees.               39
  Transfer agent fee payable..............            5,915
  Accrued expenses and other liabilities..           36,286
                                               ------------
  Total liabilities.......................     $     53,941
                                               ------------
NET ASSETS................................     $ 38,351,805
                                               ============

NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 29,403,152
  Accumulated undistributed net realized gain on
   investments (computed on the basis of
   identified cost).......................        2,303,087
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     6,641,708
  Accumulated undistributed net investment
   income.................................            3,858
                                               ------------

   Net assets applicable to outstanding
     shares...............................     $ 38,351,805
                                               =============


  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        3,124,559
                                               =============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      12.27
                                              ===============



See notes to financial statements




                             STATEMENT OF OPERATIONS

                          Year Ended December 31, 2006
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $    432,234

Expenses -
  Investment adviser fee (Note 2):........     $    263,675
  Administrator fee (Note 2):.............           52,735
  Compensation of Trustees who are not employees
   of the investment adviser or administrator        13,037
  Custodian fee (Note 1D).................           85,531
  Distribution expenses (Note 3):.........          109,865
  Transfer and dividend disbursing agent fees        33,374
  Printing................................            6,840
  Interest expense........................            6.830
  Shareholder communications..............            8,610
  Audit services..........................           27,900
  Legal services..........................            5,753
  Registration costs......................           20,189
  Miscellaneous ..........................            5,379
                                               ------------
  Total expenses..........................     $    639,718
                                               ------------

Deduct -
  Reduction of custodian fee (Note 1D):...     $    (5,441)
  Reduction of investment adviser fee (Note 2)     (12,425)
  Reduction of distribution expenses
   by principal underwriter (Note 3):.....         (72,850)
                                               ------------
  Total deductions........................     $   (90,716)
                                               ------------
  Net expenses............................     $    549,002
                                               ------------
  Net investment loss.....................     $  (116,768)
                                               ------------



 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  4,175,456
  Change in unrealized depreciation of
   investments............................      (2,770,820)
                                               ------------

  Net realized and unrealized gain
   of investments.........................     $  1,404,636
                                               ------------

  Net increase in net assets from operations   $  1,287,868
                                               ==============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                  ------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2006                  2005
--------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $   (116,768)         $    (87,194)
     Net realized gain on investments...........................................         4,175,456            6,417,438
     Change in unrealized depreciation of investments...........................       (2,770,820)           (1,416,439)
                                                                                      --------------       --------------

       Net increase in net assets resulting from operations.....................     $   1,287,868         $  4,913,805
                                                                                      --------------       --------------
   Distributions to shareholders (Note 1F) -
     From net realized gain.....................................................     $ (4,229,388)         $ (5,390,227)
                                                                                      --------------       --------------
       Total distributions......................................................     $ (4,229,388)         $ (5,390,227)
                                                                                      --------------       --------------
   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $ (6,358,299)         $  4,630,188
                                                                                      --------------       --------------
   Net increase (decrease) in net assets........................................     $ (9,299,819)         $  4,153,766

NET ASSETS:

   At beginning of year.........................................................        47,651,624           43,497,858
                                                                                      --------------       --------------
   At end of year...............................................................     $  38,351,805         $ 47,651,624
                                                                                      ==============       ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF YEAR..................................................................     $       3,858         $    924,429
                                                                                      ==============       ==============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------


                                                                                  Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2006(6)        2005         2004        2003(6)     2002(6)
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 13.030     $  13.226    $  11.870    $   9.270     $ 11.580
                                                              ---------    ---------    ---------    ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment loss(1) ................                  $ (0.034)    $  (0.053)   $  (0.028)   $  (0.023)   $  (0.046)
     Net realized and unrealized gain (loss)                     0.529         1.476        1.884        2.756       (1.831)
                                                              ---------    ---------    ---------    ---------     ---------
         Total income (loss)
         from investment operations.........                  $  0.495     $   1.423    $   1.856    $   2.733    $  (1.877)
                                                              ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:

     Distributions from capital gains.......                  $ (1.255)    $  (1.619)   $  (0.500)   $  (0.133)    $ (0.433)
                                                              ---------    ---------    ---------    ---------     ---------

         Total distributions................                  $ (1.255)    $  (1.619)   $  (0.500)   $  (0.133)    $ (0.433)
                                                              ---------    ---------    ---------    ---------     ---------

Net asset value, end of period..............                  $ 12.270     $  13.030    $  13.226    $  11.870     $  9.270
                                                              =========    =========    =========    =========     =========

TOTAL RETURN(2) ............................                     3.77%        11.09%       15.73%       30.06%     (16.98%)

RATIOS/SUPPLEMENTAL DATA(1):

     Net assets, end of year (000 omitted)..                  $  38,352    $  47,652    $  43,498    $  38,190    $ 32,817
     Ratio of net expenses to average net assets                  1.26%        1.27%        1.26%        1.25%        1.26%(3)
     Ratio of net expenses after custodian fee
        reduction to average net assets(5)(7)                     1.25%        1.25%        1.25%        1.25%        1.25%(3)
     Ratio of net investment (loss) to average
        net assets..........................                     (0.27%)      (0.18%)      (0.23%)      (0.23%)      (0.44%)
     Portfolio turnover rate................                        66%         110%          69%         106%         119%(4)

--------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended  December 31,  2006,  2005,  2004,  2003,  and 2002,  the
   operating expenses of the fund were reduced by a waiver of fees and/or an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                2006          2005         2004         2003         2002
--------------------------------------------------------------------------------------------------------------------------------

     Net investment loss per share..........                  $ (0.058)    $  (0.111)   $  (0.050)   $  (0.057)    $ (0.064)
                                                              =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.46%         1.45%        1.44%        1.59%       1.43%(3)
                                                              =========    =========    =========    =========     =========
         Expenses after custodian fee reduction(5)               1.44%         1.43%        1.43%        1.59%       1.42%(3)
                                                              =========    =========    =========    =========     =========
         Net investment loss................                    (0.46%)       (0.38%)      (0.41%)      (0.57%)      (0.61%)
                                                              =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------


(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(3)Includes each fund's share of its corresponding portfolio's allocated expenses (Note 1).
(4)Represents portfolio turnover rate of the fund's corresponding portfolio (Note 1).
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net  expenses  to average  daily net  assets  reported  above is  computed without consideration of such credits.
(6)Certain per share amounts are based on average shares outstanding.
(7)Under a written  agreement in effect through the current fiscal year,  Wright waives a portion of its  advisory  fee and/or  distribution  fees and assumes operating  expenses to the extent  necessary to limit expense ratios to 1.25%
   after custodian fee reductions, if any.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2006

                                       Shares       Value

         EQUITY INTERESTS -- 100.1%

AUTOMOBILES & COMPONENTS -- 3.9%
Johnson Controls, Inc................11,835    $ 1,016,863
Paccar, Inc..........................21,952      1,424,685
                                               ------------
                                               $ 2,441,548
                                               ------------

BANKS -- 7.6%
Bank of America Corp.................51,255    $ 2,736,504
Capital One Financial Corp............8,235        632,613
Wachovia Corp.............................1             57
Wells Fargo & Co.....................40,140      1,427,378
                                               ------------
                                               $ 4,796,552
                                               ------------


CAPITAL GOODS -- 1.5%
Cummins, Inc..........................6,625    $   782,942
Illinois Tool Works, Inc..............3,895        179,910
                                               ------------
                                               $   962,852
                                               ------------


COMMERCIAL SERVICES & SUPPLIES -- 2.2%
General Electric Co..................10,560    $   392,938
United Technologies Corp..............7,990        499,535
Waste Management, Inc................13,965        513,493
                                               ------------
                                               $ 1,405,966
                                               ------------


COMMUNICATIONS EQUIPMENT -- 2.1%
Cisco Systems, Inc.*.................30,370    $   830,012
Motorola, Inc........................24,140        496,318
                                               ------------
                                               $ 1,326,330
                                               ------------


COMPUTERS & PERIPHERALS -- 5.7%
Computer Sciences Corp.*..............5,420    $   289,265
EMC Corp.*...........................16,230        214,236
Hewlett-Packard Co...................45,090      1,857,257
International Business Machines Corp.10,535      1,023,475
SanDisk Corp.*........................4,545        195,571
                                               ------------
                                               $ 3,579,804
                                               ------------


CONSUMER DURABLES & APPAREL -- 0.4%
VF Corp...............................3,435    $    281,945
                                               ------------


DIVERSIFIED FINANCIALS -- 14.2%
Bear Stearns Cos., Inc. (The).........1,655    $   269,401
Citigroup, Inc.......................34,359      1,913,796
Franklin Resources, Inc...............3,075        338,773
Goldman Sachs Group, Inc., (The).....10,330      2,059,285
JPMorgan Chase & Co..................27,580      1,332,114
Lehman Brothers Holdings, Inc........17,990      1,405,379
Merrill Lynch & Co., Inc..............5,895        548,825
Morgan Stanley.......................14,145      1,151,827
                                               ------------
                                               $ 9,019,400
                                               ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.3%
3M Co.................................4,495    $   350,295
Agilent Technologies, Inc.*..........11,255        392,237
Nvidia Corp.*........................19,035        704,485
                                               ------------
                                               $ 1,447,017
                                               ------------

ENERGY -- 12.0%
Apache Corp...........................7,283    $   484,392
ChevronTexaco Corp...................20,815      1,530,527
ConocoPhillips Co....................15,785      1,135,731
EOG Resources, Inc....................5,635        351,906
Exxon Mobil Corp.....................39,615      3,035,697
Occidental Petroleum Corp............10,900        532,247
TXU Corp..............................4,970        269,424
Valero Energy Corp....................4,495        229,964
                                               ------------
                                               $ 7,569,888
                                               ------------

ENTERTAINMENT & LEISURE -- 2.3%
CBS Corp. - Class B...................9,930    $   309,617
Time Warner, Inc.....................22,015        479,487
Walt Disney Co., (The)...............19,110        654,900
                                               -----------
                                               $ 1,444,004
                                               ------------

FOOD, BEVERAGE & TOBACCO -- 3.8%
Altria Group, Inc....................15,005    $ 1,287,729
Archer-Daniels-Midland Co............12,525        400,299
PepsiCo, Inc.........................11,060        691,803
                                               ------------
                                               $ 2,379,831
                                               ------------


HEALTH CARE EQUIPMENT & SERVICES -- 5.3%
AmerisourceBergen Corp................5,605    $   252,001
Humana, Inc.*.........................8,020        443,586
Laboratory Corp. of America Holdings*.8,525        626,332
UnitedHealth Group, Inc..............15,621        839,316
Wellpoint, Inc.*.....................15,525      1,221,662
                                               ------------
                                               $ 3,382,897
                                               ------------

HEAVY MACHINERY -- 1.9%
Caterpillar, Inc.....................12,870    $   789,317
Ingersoll-Rand Co. - Class A.........11,005        430,626
                                               ------------
                                               $ 1,219,943
                                               ------------


HOME CONSTRUCTION, FURNISHINGS
& APPLIANCES -- 0.7%
Leggett & Platt, Inc.................10,285    $   245,812
Whirlpool Corp........................2,800        232,456
                                               ------------
                                               $   478,268
                                               ------------



HOTELS, RESTAURANTS & LEISURE -- 0.5%
Starwood Hotels & Resorts
 Worldwide, Inc.......................4,730    $   295,625
                                               ------------


INSURANCE -- 3.8%
AMBAC Financial Group, Inc............6,390    $   569,157
Chubb Corp............................4,530        239,682
Progressive Corp.....................30,670        742,827
The St. Paul Travelers Co., Inc......11,030        592,201
Torchmark Corp........................3,810        242,926
                                               ------------
                                               $ 2,386,793
                                               ------------


MATERIALS -- 0.9%
Nucor Corp............................8,300    $   453,678
Sigma-Aldrich Corp....................1,420        110,362
                                               ------------
                                               $   564,040
                                               ------------


MEDICAL SUPPLIES -- 0.6%
Danaher Corp..........................5,015    $    363,287
                                               ------------


METALS -- 0.5%
Allegheny Technologies, Inc...........1,755    $   159,143
Phelps Dodge Corp.....................1,175        140,671
                                               -----------
                                               $   299,814
                                               ------------


PHARMACEUTICALS & BIOTECHNOLOGY -- 9.2%
Applera Corp. - Applied Biosystems
 Group...............................24,140    $   885,697
Barr Laboratories, Inc.*.............12,545        628,755
Gilead Sciences, Inc.*................9,470        614,887
Johnson & Johnson, Inc...............14,440        953,329
King Pharmaceuticals Inc.*...........14,020        223,198
Merck & Co., Inc......................8,285        361,226
Pfizer, Inc..........................83,475      2,162,003
                                               ------------
                                               $ 5,829,095
                                               ------------


REAL ESTATE -- 1.0%
Boston Properties, Inc. REIT..........5,910    $   661,211
                                               ------------


RETAILING -- 6.2%
Best Buy Co., Inc.....................4,735    $   232,915
Home Depot, Inc......................32,455      1,303,393
J.C. Penney Co., Inc..................5,205        402,659
Limited Brands, Inc..................13,490        390,401
Lowe's Cos., Inc.....................19,385        603,843
Nordstrom, Inc.......................11,285        556,802
Office Depot, Inc.*..................11,625        443,726
                                               ------------
                                               $ 3,933,739
                                               ------------


SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.3%
Intel Corp...........................13,510    $   273,578
Texas Instruments, Inc...............19,170        552,096
                                               ------------
                                               $   825,674
                                               ------------


SOFTWARE & SERVICES -- 1.5%
Microsoft Corp.......................20,595    $   614,967
Oracle Corp.*........................19,565        335,344
                                               ------------
                                               $   950,311
                                               ------------


TELECOMMUNICATION SERVICES -- 4.2%
Alltel Corp...........................4,765    $   288,187
AT&T, Inc............................56,545      2,021,484
Corning, Inc.*.......................19,410        363,161
                                               ------------
                                               $ 2,672,832
                                               ------------


TRANSPORTATION -- 3.2%
Burlington Northern Santa Fe Corp.....5,875    $   433,634
CSX Corp..............................5,435        187,127
FedEx Corp............................6,390        694,082
Norfolk Southern Corp.................8,425        423,693
United Parcel Service, Inc. - Class B.3,805        285,299
                                               ------------
                                               $ 2,023,835
                                               ------------


UTILITIES -- 1.3%
Exelon Corp...........................9,876    $   611,226
Sempra Energy.........................3,345        187,220
                                                -----------
                                               $   798,446
                                               -------------


TOTAL EQUITY INTERESTS--100.1%
  (identified cost, $52,649,700)               $63,340,947


OTHER ASSETS, LESS LIABILITIES -- (0.1%)          (65,004)
                                               ------------

NET ASSETS -- 100%                             $63,275,943
                                              =============





* Non-income-producing security.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2006
------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $52,649,700) (Note 1A).     $ 63,340,947
  Cash....................................              931
  Receivable for investments sold.........          200,138
  Receivable for fund shares sold.........           10,118
  Receivable from investment adviser......            2,034
  Dividends receivable....................          144,562
  Other assets............................            6,000
                                               ------------
  Total assets............................     $ 63,704,730
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     81,748
  Demand note payable.....................          311,000
  Payable to affiliate for Trustees' fees.               39
  Transfer agent fee......................            6,262
  Accrued expenses and other liabilities..           29,738
                                               ------------
  Total liabilities.......................     $    428,787
                                               ------------
NET ASSETS................................     $ 63,275,943
                                               =============



NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 73,120,996
  Accumulated undistributed net realized loss on
   investments (computed on the basis
   of identified cost)....................     (20,549,695)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    10,691,247
  Accumulated undistributed net investment
   income.................................           13,395
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 63,275,943
                                               ==============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        4,587,192
                                               ==============


  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      13.79
                                               ==============

See notes to financial statements




                             STATEMENT OF OPERATIONS

                          Year Ended December 31, 2006
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Dividend income.........................     $  1,127,872
                                               ------------


Expenses -
  Investment adviser fee (Note 2):........     $    391,257
  Administrator fee (Note 2):.............           78,251
  Compensation of Trustees not employees of the
   investment adviser or administrator....           13,037
  Custodian fee (Note 1D):................           81,169
  Distribution expenses (Note 3):.........          163,024
  Transfer and dividend disbursing agent fees        26,583
  Printing................................            3,953
  Interest expense........................            7,883
  Shareholder communications..............            3,793
  Audit services..........................           29,000
  Legal services..........................            6,412
  Registration costs......................           22,879
  Miscellaneous ..........................            6,768
                                               ------------
  Total expenses..........................     $    834,009
                                               ------------


Deduct -
  Reduction of custodian fee (Note 1D):...     $    (7,123)
  Allocation of expenses to the
   investment adviser (Note 2):...........          (2,034)
  Reduction of distribution expenses by principal
   underwriter (Note 3):..................          (9,875)
                                               ------------
  Total deductions........................     $   (19,032)
                                               ------------
  Net expenses............................     $    814,977
                                               ------------
  Net investment income...................     $    312,895
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  9,867,709
  Change in unrealized depreciation of
   investments............................      (3,314,951)
                                               ------------
  Net realized and unrealized gain of
   investments............................     $  6,552,758
                                               ------------
Net increase in net assets from operations     $  6,865,653
                                               =============

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                     -------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2006                  2005
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $     312,895          $    431,620
     Net realized gain on investments...........................................         9,867,709             3,605,530
     Change in unrealized appreciation (depreciation) on investments............       (3,314,951)                59,679
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $   6,865,653          $  4,096,829
                                                                                     --------------         --------------
   Distributions to shareholders -
     From net investment income.................................................     $   (314,151)          $   (485,388)
                                                                                     --------------         --------------
       Total distributions......................................................     $   (314,151)          $   (485,388)
                                                                                     --------------         --------------
   Net decrease in net assets from fund share transactions (Note 4).............     $(10,017,143)          $ (2,372,715)
                                                                                     --------------         --------------
   Net increase (decrease) in net assets........................................     $ (3,465,641)          $  1,238,726

NET ASSETS:

   At beginning of year.........................................................        66,741,584            65,502,858
                                                                                     --------------         --------------
   At end of year...............................................................     $  63,275,943          $ 66,741,584
                                                                                     --------------         --------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $      13,395          $   (187,940)
                                                                                     ==============         ==============

See notes to financial  statements


Wright Major Blue Chip Equities Fund (WMBC)
-------------------------------------------------------------------------------



                                                                                  Year Ended December 31,
                                                              ------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2006(4)        2005         2004        2003(4)     2002(4)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 12.420     $  11.780    $  10.530    $   8.570     $ 11.380
                                                              ---------    ---------    ---------    ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

     Net investment income (loss)(1) .......                  $  0.062     $   0.077    $   0.053    $   0.029     $  0.024
     Net realized and unrealized gain (loss)                     1.374         0.651        1.247        1.958       (2.812)
                                                              ---------    ---------    ---------    ---------     ---------
         Total income (loss)
         from investment operations.........                  $  1.436     $   0.728    $   1.300    $   1.987     $ (2.788)
                                                              ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:

     Dividends from investment income.......                  $ (0.066)    $  (0.088)   $  (0.050)   $  (0.027)    $ (0.022)
                                                              ---------    ---------    ---------    ---------     ---------

         Total distributions................                  $ (0.066)    $  (0.088)   $  (0.050)   $  (0.027)    $ (0.022)
                                                              ---------    ---------    ---------    ---------     ---------

Net asset value, end of year................                  $ 13.790     $  12.420    $  11.780    $  10.530     $  8.570
                                                              =========    =========    =========    =========     =========


TOTAL RETURN(3) ............................                    11.57%         6.20%       12.36%       23.20%     (24.50%)

RATIOS/SUPPLEMENTAL DATA(1):
     Net assets, end of year (000 omitted)..                  $  63,276    $  66,742    $  65,503    $  71,539     $ 66,609
     Ratio of net expenses to average net assets                  1.26%        1.26%        1.25%        1.25%        1.22%
     Ratio of net expenses after custodian fee
        reduction to average net assets(2)(5)                     1.25%        1.25%        1.25%        1.25%        1.22%
     Ratio of net investment income (loss) to
        average net assets .................                     0.48%         0.66%        0.49%        0.31%        0.25%
     Portfolio turnover rate................                       97%           82%          74%         143%         130%

--------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2006, 2005, 2004 and 2003, the operating expenses of the Fund were reduced by fee waivers and/or an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2006          2005         2004         2003
--------------------------------------------------------------------------------------------------------------------------------

     Net investment income per share........                  $  0.062     $   0.077    $   0.050    $   0.024
                                                              =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

       Expenses.............................                     1.28%         1.26%        1.28%        1.31%
                                                              =========    =========    =========    =========
       Expenses after custodian fee reduction(2)                 1.27%         1.25%        1.28%        1.31%
                                                              =========    =========    =========    =========
       Net investment income................                     0.46%         0.66%        0.46%        0.26%
                                                              =========    =========    =========    =========

--------------------------------------------------------------------------------------------------------------------------------


(2)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(3)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(4)Certain per share amounts are based on average shares outstanding.
(5)Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any.

See notes to financial statements


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2006

                                      Shares       Value


                      EQUITY INTERESTS -- 98.4%

AUSTRALIA -- 4.7%
BHP Billiton, Ltd....................60,304    $ 1,202,550
Coles Group, Ltd....................222,690      2,457,340
QBE Insurance Group, Ltd............120,560      2,741,483
Rio Tinto Ltd........................21,621      1,266,196
Westfield Group.....................159,975      2,646,677
                                              ------------
                                               $10,314,246
                                               ------------

AUSTRIA -- 0.6%
Boehler-Uddeholm AG...................7,394    $   517,730
OMV AG (Stammaktie)..................12,187        690,866
                                               ------------
                                               $ 1,208,596
                                               ------------

BELGIUM -- 1.5%
Fortis                               77,161    $ 3,288,507
                                               ------------


CANADA -- 4.9%
Biovail Corp.........................17,058    $   360,597
Candian National Railway Co..........11,076        476,562
Encana Corp..........................64,568      2,977,330
Husky Energy, Inc....................35,784      2,399,745
IPSCO, Inc............................6,468        609,060
Methanex Corp........................33,144        908,562
Penn West Energy Trust...............15,336        468,765
Talisman Energy, Inc.................44,985        765,406
Teck Cominco Ltd. - Class B..........21,442      1,619,620
                                               ------------
                                               $10,585,647
                                               ------------


DENMARK -- 3.0%
Danske Bank Ag (Stammaktie).........125,737    $ 5,582,775
Topdanmark A/S*.......................5,883        971,984
                                              ---------------
                                               $ 6,554,759
                                              ---------------

FINLAND -- 0.4%
Outokumpu Oyj........................18,547    $   725,395
Yit Oyj...............................3,284         90,723
                                               --------------
                                               $   816,118
                                               --------------

FRANCE -- 6.6%
Axa (Actions Ordinaires).............30,780    $ 1,244,835
BNP Paribas..........................47,030      5,125,631
Gecina SA.............................4,135        790,630
Schneider Electric SA.................8,323        923,008
Societe Generale de France
(Actions Ord.).......................25,731      4,363,422
Vallourec SA..........................4,008      1,164,318
Vinci.................................5,732        731,663
                                               ------------
                                              $ 14,343,507
                                               ------------


GERMANY -- 8.5%
Allianz Ag Holding (Namensaktie)......7,676    $ 1,566,474
BASF AG (Stammaktie).................23,103      2,249,823
Continental AG (Stammaktie)..........19,566      2,273,042
DaimlerChrysler AG (Namenaktie)......19,134      1,180,813
Deutsche Bank AG (Stammaktie)........28,458      3,802,899
Deutsche Boerse AG...................17,761      3,265,292
E. On AG (Stammaktie)................26,724      3,623,688
Puma AG...............................1,508        587,947
                                               ------------
                                               $18,549,978
                                               ------------

HONG KONG -- 0.9%
Sino Land Co........................654,000    $ 1,527,100
Sun Hung Kai Properties Ltd..........37,000        425,080
                                               -------------
                                               $ 1,952,180
                                               -------------

IRELAND -- 0.4%
Bank of Ireland (Cap. Stock).........41,172    $   950,101
                                               ------------


ITALY -- 3.7%
Buzzi Unicem Spa......................7,342    $   208,443
Eni Spa (Azioni Ordinarie)..........182,995      6,148,486
Intesa Sanpaolo.....................226,400      1,746,473
                                              --------------
                                               $ 8,103,402
                                               -------------

JAPAN -- 22.0%
Aoyama Trading Co., Ltd..............18,900    $   566,262
Asics Corp...........................79,000        990,525
Brother Industries, Ltd..............86,000      1,162,738
Canon, Inc. (Common).................82,050      4,613,613
CSK Holdings Corp....................15,000        639,503
Daiichi Sanyko Co., Ltd..............62,900      1,963,728
Denso Corp...........................13,200        522,882
Fuji Electric Holdings Co., Ltd......76,000        411,397
Fujikura, Ltd........................28,000        246,033
Honda Motor Co., Ltd. (Common).......60,200      2,374,554
Ibiden Co., Ltd. (Common).............8,000        402,837
Kddi Corp...............................353      2,390,760
Komatsu Ltd.........................122,700      2,486,849
Makita Corp..........................51,900      1,589,820
Marubeni Corp........................76,000        385,246
Mitsubishi Corp......................67,600      1,270,815
Mitsubishi Rayon Co., Ltd...........124,000        832,529
Mitsui OSK Lines, Ltd................62,000        610,868
Nippon Seiki.........................14,000        327,808
Nippon Shokubai Co., Ltd.............65,000        690,068
ORIX Corp.(Common)....................9,600      2,775,544
Pacific Metals Co., Ltd..............77,000        754,135
Ricoh Co., Ltd.......................36,000        734,170
Sankyo Co., Ltd. ....................15,200        840,653
Shinko Electric Industries Co., Ltd..63,600      1,659,989
Sumitomo Chemical Co., Ltd..........116,000        898,561
Sumitomo Corp.......................107,000      1,599,320
Sumitomo Metal Industries, Ltd......255,000      1,106,416
Takeda Chemicals Industries,
 Ltd. (Common).......................24,000      1,645,588
Tokyo Steel Mfg Co., Ltd.............54,500        853,485
Tokyo Tatemono Co., Ltd..............58,000        645,445
Toyota Motor Corp. (Common)..........75,000      5,010,281
Toyota Tsusho Corp...................31,000        829,927
Tsumura & CO.........................35,000        816,583
Uny Co., Ltd........................119,000      1,547,984
Yamaha Motor Co., Ltd................59,700      1,873,845
                                               ------------
                                               $48,070,761
                                               ------------

NETHERLANDS -- 3.3%
Aegon NV.............................65,252    $ 1,242,483
ING Groep NV  ADR (Aandeel).........136,295      6,036,976
                                               ------------
                                               $ 7,279,459
                                               ------------

NORWAY -- 2.4%
Norsk Hydro Asa (Ordinaere Aksje)*...42,230    $ 1,312,407
Orkla ASA............................11,445        648,869
Statoil ASA.........................125,029      3,318,323
                                               ------------
                                               $ 5,279,599
                                               ------------

PORTUGAL -- 1.5%
Energias de Portugal SA.............302,564    $ 1,532,068
Portugal Telecom, SGPS, SA..........130,154      1,688,815
                                               ------------
                                               $ 3,220,883
                                               ------------

SINGAPORE -- 0.8%
Capitaland Ltd......................360,000    $ 1,454,735
Singapore Petroleum Co., Ltd........138,000        392,153
                                               ------------
                                               $ 1,846,888
                                               ------------

SPAIN -- 3.6%
ACS, Actividades de Construccion
 y Servicios SA......................18,279    $ 1,029,465
Endesa SA...........................102,166      4,827,060
Repsol YPF SA (Accion)...............27,144        937,788
Union Fenosa, S.A....................20,897      1,033,344
                                               ------------
                                               $ 7,827,657
                                               ------------

SWEDEN -- 4.3%
Atlas Copco AB - Class A.............22,518    $   756,852
Boliden AB...........................29,814        766,808
Kungsleden AB*......................112,699      1,729,270
Nobia AB.............................37,108      1,428,899
Scania AB - Class B...................7,655        538,076
TeliaSonera AB......................367,731      3,022,778
Volvo AB - Class B...................15,098      1,040,290
                                               ------------
                                               $ 9,282,973
                                               ------------


SWITZERLAND -- 2.5%
UBS AG...............................33,691    $ 2,043,761
Zurich Financial Services
 (Inhaberaktie.......................12,915      3,470,238
                                               ------------
                                               $ 5,513,999
                                               ------------

UNITED KINGDOM -- 22.8%
Anglo American PLC (Ordinary).......129,952    $ 6,335,499
AstraZeneca PLC......................41,956      2,253,213
Babcock International Group PLC.....245,916      1,928,788
Barratt Developments PLC............161,393      3,900,998
Bellway PLC (Ordinary)...............79,368      2,398,374
BG Group PLC.........................81,074      1,099,611
BHP Billiton PLC.....................31,842        582,376
BP PLC (Ordinary)...................155,021      1,721,791
British Airways PLC..................38,515        397,628
British American Tobacco PLC........138,242      3,866,307
George Wimpey PLC....................43,085        470,948
Hammerson PLC........................26,580        820,372
Hanson PLC...........................23,993        361,811
HSBC Holdings PLC....................27,270        496,889
Inchape PLC..........................70,656        699,719
Land Securities Group PLC............78,071      3,549,466
Man Group PLC.......................508,451      5,201,963
Marks & Spencer Group PLC...........133,919      1,879,254
Persimmon PLC (Ordinary)............146,962      4,389,183
Rio Tinto PLC........................44,924      2,389,747
Royal Bank of Scotland Group PLC.....51,619      2,013,451
Royal Dutch Shell PLC................39,005      1,366,462
Taylor Woodrow PLC..................181,961      1,517,983
                                               ------------
                                               $49,641,833
                                               ------------

TOTAL EQUITY INTERESTS-- 98.4%
   (identified cost, $170,074,990)            $214,631,093
                                               ------------
OTHER ASSETS, LESS LIABILITIES -- 1.6%           3,570,079
                                               ------------

NET ASSETS -- 100%                             $218,201,172
                                               =============



* Non-income-producing security.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2006
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $170,074,990) (Note 1A)   $ 214,631,093
  Cash....................................        2,447,846
  Foreign currency, at value (cost $28,865)
   (Note 1)...............................           28,857
  Receivable for fund shares sold.........          945,565
  Dividends receivable....................          199,821
  Other assets............................           11,426
  Tax reclaim receivable..................           92,477
                                               ------------
    Total assets..........................     $218,357,085
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $     73,704
  Payable to affiliate for Trustees' fees.               34
  Transfer agent fee......................            8,402
  Accrued expenses and other liabilities..           73,773
                                               ------------
    Total liabilities.....................     $    155,913
                                               ------------

NET ASSETS................................     $218,201,172
                                               =============


NET ASSETS CONSIST OF:
  Paid-in capital.........................     $173,070,143
  Accumulated undistributed net realized gain on
   investments and foreign currency (computed on
   the basis of identified cost)..........          509,265
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    44,566,283
  Accumulated undistributed net investment
   income.................................           55,481
                                               ------------
   Net assets applicable to
     outstanding shares............            $218,201,172
                                               =============


  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        9,558,662
                                               ==============

  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      22.83
                                               ==============

See notes to financial statements


                             STATEMENT OF OPERATIONS

                          Year Ended December 31, 2006
-----------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $  5,004,980
  Less: Foreign Taxes.....................        (479,675)
                                               ------------
  Investment income.......................     $  4,525,305
                                               ------------


Expenses -
  Investment adviser fee (Note 2):........     $  1,360,190
  Administrator fee (Note 2):.............          220,273
  Compensation of Trustees not employees of
   the investment adviser or administrator           13,032
  Custodian fee (Note 1D):................          306,356
  Distribution expenses (Note 3):.........          429,548
  Transfer and dividend disbursing agent fees        45,763
  Printing................................           14,584
  Interest expense........................           27,299
  Shareholder communications..............           11,600
  Audit services..........................           32,861
  Legal services..........................            7,300
  Registration costs......................           29,879
  Miscellaneous ..........................           10,299
                                               ------------
  Total expenses..........................     $  2,508,984
                                               ------------


Deduct -
  Reduction of custodian fee (Note 1D):...     $  (145,076)
                                               ------------

  Net expenses............................     $  2,363,908
                                               ------------

  Net investment income...................     $  2,161,397
                                               ------------


 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain -
   Investment transactions
     (identified cost basis)..............     $ 12,337,126
   Foreign currency transactions..........         (95,804)
                                               ------------

  Net realized gain.......................     $ 12,241,322
Change in unrealized appreciation of
   Investments (identified cost basis)....       28,017,500
   Foreign currency.......................            6,606
                                               ------------

  Net realized and unrealized gain of
   investments............................    $  40,265,428
                                               ------------
  Net increase in net assets from operations  $  42,426,825
                                               =============


See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-----------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                    --------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2006                  2005
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $   2,161,397          $    596,164
     Net realized gain on investments and foreign currency transactions.........        12,241,322             7,843,984
     Change in unrealized appreciatIon on investments and translation of assets
       and liabilities in foreign currencies....................................        28,024,106             6,726,396
                                                                                     ---------------        ---------------
       Net increase in net assets resulting from operations.....................     $  42,426,825          $ 15,166,544
                                                                                     ---------------        ---------------
   Distributions to shareholders

     From net investment income.................................................     $ (2,603,140)          $   (704,313)
     From net realized gain.....................................................         (227,144)
                                                                                     ---------------        ---------------
       Total distributions......................................................     $ (2,830,284)          $   (704,313)
                                                                                     ---------------        ---------------

   Net increase in net assets from fund share transactions (Note 4) ............     $  68,707,253          $ 33,169,454
                                                                                     ---------------        ---------------
   Net increase in net assets...................................................     $ 108,303,794          $ 47,631,685

NET ASSETS:

   At beginning of year.........................................................       109,897,378            62,265,693
                                                                                     ---------------        --------------
   At end of yeare..............................................................     $ 218,201,172          $109,897,378
                                                                                     ===============        ===============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF YEAR..................................................................     $      55,481          $  2,125,740
                                                                                     ===============        ===============


See notes to financial statements


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------

                                                                                  Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2006(1)       2005(1)       2004        2003(1)     2002(1)
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                    $18.060      $15.070      $12.890      $ 9.840     $11.510
                                                              ---------     ---------    ---------    ---------    ---------
INCOME (LOSS)  FROM INVESTMENT OPERATIONS:
     Net investment income......  ..........                    $ 0.255      $ 0.129      $ 0.128      $ 0.073     $ 0.070
     Net realized and unrealized gain (loss)                      4.859        3.028        2.140        3.044      (1.740)
                                                              ---------     ---------    ---------    ---------    ---------
         Total income (loss)
            from investment operations......                    $ 5.114      $ 3.157      $ 2.268      $ 3.117    $ (1.670)
                                                              ---------     ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS:

     Distributions from investment income...                   $ (0.320)    $ (0.167)    $ (0.088)    $ (0.067)    $ -
     Distributions from capital gains.......                     (0.024)       -            -            -           -
                                                              ---------     ---------    ---------    ---------    ---------
         Total distributions................                   $ (0.344)    $ (0.167)     $(0.088)    $ (0.067)    $ -
                                                              ---------     ---------    ---------    ---------    ---------
Net asset value, end of year................                    $22.830      $18.060      $15.070      $12.890     $ 9.840
                                                              =========     =========    =========    =========    =========


TOTAL RETURN(2) ............................                     28.49%       21.13%       17.71%       31.96%     (14.51%)

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000 omitted)..                   $218,201     $109,897      $ 62,266     $ 54,586    $ 50,835
     Ratio of net expenses to average net assets                  1.46%        1.66%         1.72%        1.80%       1.66%(3)
     Ratio of net expenses after custodian fee
      reduction to average net assets(4) ...                      1.37%        1.62%         1.71%        1.80%       1.65%
     Ratio of net investment income to average
        net assets..........................                      1.26%        0.81%         0.97%        0.81%       0.65%
     Portfolio turnover rate................                       116%          99%          121%          77%       62%(5)

--------------------------------------------------------------------------------------------------------------------------------

(1)Certain per share amounts are based on average shares outstanding.
(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(3)Includes the fund's share of its corresponding Portfolio's allocated expenses (Note 1).
(4)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(5)Represents  portfolio  turnover rate of the fund's  corresponding  portfolio
   (Note 1).

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Funds seek to provide total return consisting of price appreciation and current income. Prior to December 20, 2002, WSBC and WIBC invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolios and maintain the same investment objectives.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ Global Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the funds are informed of the ex-dividend date.

D. Expense Reduction - Investors Bank & Trust (IBT) serves as custodian to the Funds. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances used to reduce the Funds' custodian fees are reported as a reduction of total expenses on the Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2006, the Trust, for federal income tax purposes, had capital loss carryovers of $20,503,370 (WMBC) which will reduce the respective Funds' taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

         12/31                      WMBC
-------------------------------------------------------------------------------

         2009                   $    669,204
         2010                     17,603,398
         2011                      2,230,768
-------------------------------------------------------------------------------


     At December 31, 2006, net currency losses of $19,651 for WIBC attributable to security transactions incurred after October 31, 2006 are treated as arising on the first day of the fund's current taxable year. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2006, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                               Accumulated     Undistributed
                            Undistributed Net       Net
               Paid-In        Realized Gain     Investment
               Capital       on Investments       Income
------------------------------------------------------------------------------

WSBC         $ 887,557           $ 83,754        $ 803,803
WMBC           212,487              9,896          202,591
WIBC         1,583,591             44,924        1,538,667
------------------------------------------------------------------------------


     The tax character of distributions paid for the year ended December 31, 2006 and December 31, 2005 was as follows:

Year Ended 12/31/06         WSBC        WMBC        WIBC
------------------------------------------------------------------------------

Distributions declared from:
   Ordinary income            -        $314,151   $2,603,140
   Capital gains    $4,229,388            -         $227,144
------------------------------------------------------------------------------


Year Ended 12/31/05         WSBC        WMBC        WIBC
------------------------------------------------------------------------------

Distributions declared from:
   Ordinary income            -        $485,388   $704,313
   Capital gains         $5,390,227         -        -
-------------------------------------------------------------------------------


     As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                            WSBC        WMBC        WIBC
------------------------------------------------------------------------------

Undistributed income            -     $   7,906   $ 2,129,170

Undistributed gain       $2,362,201         -     $1,295,828

Capital loss
 carryforwards                 -   ($20,503,370)        -

Unrealized appreciation  $6,586,452 $10,650,410   $41,725,680

Other temporary
  differences                 -             -         $19,651

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to an Investment Advisory Contract. Wright furnishes the Funds with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2006, the effective annual rate was 0.79% for WIBC and 0.60% for WSBC and WMBC. Wright waived adviser fees of $12,425 on behalf of WSBC and was allocated expenses of $2,034 on behalf of WMBC. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2006, the effective rate was 0.12% for WSBC and WMBC, and 0.13% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets for activities primarily intended to result in the sale of each fund's shares. Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any, for both WSBC and WMBC. Pursuant to this agreement, the principal underwriter made a reduction of its fees of $72,850 and $9,875 on behalf of WSBC and WMBC, respectively. In addition, the Trustees have adopted a service plan (the Service
Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2006, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in fund shares were as follows:

                                                                     Year Ended                        Year Ended
                                                                  December 31, 2006                 December 31, 2005
                                                                  -----------------                 -----------------
                                                              Shares            Amount          Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

   Sold...................................................     536,776    $    6,889,335      1,994,101     $  26,725,001
   Issued to shareholders in payment of distributions
    declared.......................................            297,905         3,759,968        362,284         4,698,930

   Redemptions............................................  (1,367,163)      (17,007,602)    (1,988,270)      (26,793,743)
                                                            ------------  ----------------   ------------   ----------------

     Net increase (decrease)..............................    (532,482)   $   (6,358,299)       368,115      $  4,630,188
                                                            ============  ================   ============   ================


WRIGHT MAJOR BLUE CHIP EQUITIES FUND

   Sold..................................................       600,054   $    7,758,465        746,933     $   8,790,299
   Issued to shareholders in payment of distributions
    declared ............................................        18,825          257,085         32,288           390,542

   Redemptions...........................................   (1,403,539)     (18,032,693)       (969,256)      (11,553,556)
                                                            ------------  ----------------   ------------   ----------------

     Net decrease........................................     (784,660)   $ (10,017,143)       (190,035)    $  (2,372,715)
                                                            ============  ================   ============   ================


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

   Sold...................................................    6,330,093   $  126,455,231      2,853,233     $  47,557,242
   Issued to shareholders in payment of distributions
     declared.............................................      109,592        2,341,138         33,842           523,875

   Redemptions............................................  (2,964,763)     (60,089,116)       (936,442)      (14,911,663)
                                                            ------------  ----------------   ------------   ----------------

     Net increase.........................................    3,474,922   $   68,707,253      1,950,633     $  33,169,454
                                                            ============   ===============  ============    ================



 (5)  INVESTMENT TRANSACTIONS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                                                                        Year Ended December 31, 2006
                                                            -----------------------------------------------------
                                                              WSBC                  WMBC                  WIBC
--------------------------------------------------------------------------------------------------------------------------------

          Purchases..............................         $  29,036,902         $ 63,803,744         $  275,663,985
                                                           ============         ============           ============

          Sales..................................         $  39,866,702         $ 74,460,330         $  204,082,031
                                                           ============         ============           ============

--------------------------------------------------------------------------------------------------------------------------------

(6) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2006, as computed on a federal income tax basis, are as follows:

                   WSBC           WMBC            WIBC
-------------------------------------------------------------------------------

Aggregate cost $ 31,515,904    $52,690,536    $172,915,593
                ===========    ===========     ============
Gross unrealized
  appreciation    7,398,099     11,340,343    43,264,597
Gross unrealized
  depreciation    (811,647)      (689,932)     (1,549,097)
                -----------    -----------     -----------
Net unrealized
  appreciation $  6,586,452   $10,650,411    $ 41,715,5000
                ===========    ===========     ===========

-------------------------------------------------------------------------------
The appreciation on currency for WIBC is $10,180.

(7) LINE OF CREDIT

The funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. At December 31, 2006, WMBC had a balance outstanding pursuant to this line of credit of $311,000. WSBC and WIBC did not have significant borrowings or allocated fees during the year ended December 31, 2006.

(8) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments.

(9) FINANCIAL INSTRUMENTS

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, forward foreign currency contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

(10) RECENTLY ISSUED ACCOUNTING PRONUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

WRIGHT MANAGED EQUITY TRUST
------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Trustees and Shareholders of
     The Wright Managed Equity Trust:

     We have audited the accompanying statements of assets and liabilities of the Wright Managed Equity Trust (the "Trust"), comprising the Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (the "Funds"), including the portfolios of investments as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Wright Managed Equity Trust at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     February 16, 2007

WRIGHT MANAGED EQUITY TRUST AS OF DECEMBER 31, 2006
------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding capital gains dividends, the status of the qualified dividend income for individuals and the foreign tax credit.

CAPITAL GAINS DIVIDENDS - The Wright Selected Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designates $4,229,388 and $227,145, respectively, as a capital gain dividend.

FOREIGN TAX CREDIT. The Wright International Blue Chip Equities Fund designates a foreign tax credit of $479,675 and recognizes foreign source income of $5,003,207.

QUALIFIED DIVIDEND INCOME. The Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designates approximately $945,082 and $4,610,360, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2006

Face                                                                  Coupon        Maturity                       Current
Amount            Description                                          Rate           Date           Value          Yield
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)

ASSET-BACKED SECURITIES - 2.4%

$   335,000       Credit-Based Asset Servicing and Securities,
                  Series 2005-CB7 AF2                                  5.147%      11-25-35     $   333,117         5.2%
    405,000       Structured Asset Securities Corp.,
                  Series 2004-23XS 1A4                                 4.930%      01-25-35         395,930         5.0%
                                                                                                ------------
Total Asset-Backed Securities (identified cost, $732,035)                                        $   729,047
                                                                                                ------------


COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.9%

$   340,000       Citigroup Commercial Mortgage Trust,
                  Series 2004-C2 A5                                    4.733%      10-15-41     $   327,750         4.9%
    440,000       CS First Boston Mortgage Securities Corp.,
                  Series 2003-C3 A5                                    3.936%      05-15-38         408,895         4.2%
    565,000       JP Morgan Chase Commercial Mortgage Securities,
                  Series 2004-C3 A5                                    4.878%      01-15-42         547,691         5.0%
    425,000       Merrill Lynch Mortgage Trust,
                  Series 2005-LC1 A4                                   5.291%      01-12-44         423,627         5.3%
    420,000       Merrill Lynch/Countrywide Commercial Mortgage Trust,
                  Series 2006-2 A4                                     5.910%      06-12-46         439,185         5.7%
    281,241       Salomon Brothers Mortage Securities VII,
                  Series 2002-KEY2 A2                                  4.467%      03-18-36         274,725         4.6%
                                                                                                ------------
Total Commercial Mortgage-Backed Securities (identified cost, $2,426,391)                       $  2,421,873
                                                                                                ------------


NON-AGENCY MORTGAGE-BACKED SECURITIES - 1.0%

$   325,712       First Horizon Alternative Mortgage Securities,
                  Series 2005-AA10 1A2                                 5.776%         12-25-35  $   322,455         5.8%
                                                                                                ------------

Total Non-Agency Mortgage-Backed Securities (identified cost, $325,712)



CORPORATE BONDS - 23.3%

AUTO - 0.5%
------------
$   160,000 DaimlerChrysler North America Holding Co.                  7.200%      09-01-09     $   166,077         6.9%

BANKS -4.1%
------------
$   320,000 HSBC Finance Corp.                                         4.125%      11-16-09     $   311,316         4.2%
    330,000 JP Morgan Chase & Co.                                      5.150%      10-01-15         324,396         5.2%
    295,000 Royal Bank of Scotland Group PLC                           7.648%      08-31-49         347,398         6.5%
    290,000 Wachovia Capital Trust 111                                 5.800%      03-15-42         292,663         5.7%

BLDG - RESIDENTIAL/COMMER - 0.5%
--------------------------------
$   145,000 Centex Corp.                                               7.875%      02-01-11     $   156,452         7.3%

CABLE TV - 0.5%
---------------
$   160,000 Comcast Corp.                                              5.875%      02-15-18     $   158,600         5.9%

COMMUNICATIONS EQUIPMENT - 1.6%
-------------------------------
$   330,000 Cisco Systems, Inc.                                        5.500%      02-22-16     $   330,798         5.5%
    170,000 Harris Corp.                                               5.000%      10-01-15         160,150         5.3%

DIVERSIFIED FINANCIALS - 4.9%
-----------------------------
$   285,000 CIT Group, Inc.                                            7.750%      04-02-12     $   314,555         7.0%
    225,000 Countrywide Home Loans                                     6.250%      04-15-09         229,165         6.1%
    305,000 General Electric Capital Corp.                             5.875%      02-15-12         313,980         5.7%
    325,000 Goldman Sachs Group, Inc.                                  5.350%      01-15-16         321,352         5.4%
    315,000 International Lease Finance Corp.                          5.875%      05-01-13         322,062         5.7%

ELECTRIC UTILITIES - 1.1%
--------------------------
$   175,000  American Electric Power                                   5.250%      06-01-15     $   171,123         5.4%
    170,000  Dominion Resources, Inc.                                  6.300%      03-15-33         175,304         6.1%

FOOD - RETAIL - 0.6%
-----------------------
$   170,000  Safeway, Inc., Note                                       5.800%      08-15-12     $   170,523         5.8%

INSURANCE - 1.9%
------------------
$   175,000 Fund American Cos., Inc., Guaranteed Sr. Note              5.875%      05-15-13     $   174,183         5.9%
    155,000 Partnerre Finance                                          6.440%      12-01-66         155,855         6.4%
    240,000 St. Paul Travelers                                         5.500%      12-01-15         239,492         5.5%

OIL & GAS - 1.1%
--------------------
$   170,000 Oneok, Inc.                                                5.510%      02-16-08     $   169,925         5.5%
    155,000 Sempra Energy                                              6.000%      02-01-13         158,282         5.9%


PHARMACEUTICALS & BIOTECHNOLOGY - 0.5%
--------------------------------------
$   170,000 Hospira, Inc.                                              4.950%      06-15-09     $   166,746         5.0%


PIPELINES - 0.5%
------------------------
$   155,000 Duke Capital Corp., Senior Note                            7.500%      10-01-09     $   163,188         7.1%


RETAIL - 1.0%
-----------------
$   195,000 Autozone, Inc.                                             4.375%      06-01-13     $   179,964         4.7%
    120,000 TJX Cos., Inc.                                             7.450%      12-15-09         127,674         7.0%


SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.6%
-----------------------------------------
$   170,000 Applied Material, Inc.                                     7.125%      10-15-17     $   186,634         6.5%


SOFTWARE & SERVICES - 0.8%
-----------------------------
$   260,000 Oracle Corp.                                               5.000%      01-15-11     $   257,615         5.0%

TELECOM - 3.1%
--------------------
$   150,000 AT&T Wireless                                              7.875%      03-01-11     $   163,761         7.2%
    125,000 British Telecom PLC                                        8.875%      12-15-30         171,479         6.5%
    150,000 Deutsche Telekom International Finance                     8.000%      06-15-10         162,547         7.4%
    140,000 France Telecom SA                                          7.750%      03-01-11         152,634         7.1%
    270,000 Verizon Global Funding Corp.                               7.750%      12-01-30         317,637         6.6%
                                                                                                ------------
Total Corporate Bonds (identified cost, $7,214,136) -- 23.3%                                    $ 7,213,530
                                                                                                ------------


GOVERNMENT INTERESTS - 64.2%

MORTGAGE-BACKED SECURITIES - 50.8%
----------------------------------
$   821,885 FHLMC Gold Pool # A35363                                   5.000%      07-01-35     $   793,554         5.2%
    251,781 FHLMC Gold Pool #A32600                                    5.500%      05-01-35         249,130         5.6%
     85,832 FHLMC Gold Pool #C01646                                    6.000%      09-01-33          86,638         5.9%
     52,845 FHLMC Gold Pool #C01702                                    6.500%      10-01-33          54,125         6.3%
    187,756 FHLMC Gold Pool #C47318                                    7.000%      09-01-29         195,920         6.7%
    664,268 FHLMC Gold Pool #C55780                                    6.000%      01-01-29         673,244         5.9%
    151,373 FHLMC Gold Pool #D66753                                    6.000%      10-01-23         152,644         6.0%
     23,511 FHLMC Gold Pool #E00903                                    7.000%      10-01-15          24,154         6.8%
    318,650 FHLMC Gold Pool #E01425                                    4.500%      08-01-18         308,039         4.7%
    477,177 FHLMC Gold Pool #G01035                                    6.000%      05-01-29         482,783         5.9%
    190,961 FHLMC Gold Pool #G01842                                    4.500%      06-01-35         179,007         4.8%
    168,462 FHLMC Gold Pool #G08088                                    6.500%      10-01-35         171,666         6.4%
    202,230 FHLMC Gold Pool #GO1349                                    5.000%      12-01-31         195,714         5.2%
    194,147 FHLMC Gold Pool #N30514                                    5.500%      11-01-28         195,054         5.5%
    131,885 FHLMC Pool # 781804                                        5.079%      07-01-34         129,862         5.2%
     67,633 FHLMC Pool # 781884                                        5.155%      08-01-34          66,768         5.2%
    157,027 FHLMC Pool # 782862                                        5.009%      11-01-34         154,379         5.1%
    242,315 FHLMC Pool #1B1291                                         4.401%      11-01-33         241,284         4.4%
    740,561 FHLMC Pool #1G0233                                         5.018%      05-01-35         740,157         5.0%
     47,337 FHLMC Pool #27663                                          7.000%      06-01-29          48,798         6.8%
    173,358 FHLMC Pool #781071                                         5.194%      11-01-33         172,175         5.2%
    244,452 FNMA Pool # 709423                                         4.523%      06-01-33         240,961         4.6%
    167,585 FNMA Pool #253057                                          8.000%      12-01-29         177,598         7.5%
     72,128 FNMA Pool #254845                                          4.000%      07-01-13          69,813         4.1%
     71,301 FNMA Pool #254863                                          4.000%      08-01-13          68,996         4.1%
    189,824 FNMA Pool #254865                                          4.500%      09-01-18         183,628         4.7%
    509,505 FNMA Pool #254904                                          5.500%      10-01-33         504,470         5.6%
    365,067 FNMA Pool #255747                                          4.500%      04-01-25         346,474         4.7%
     40,867 FNMA Pool #479477                                          6.000%      01-01-29          41,346         5.9%
     44,401 FNMA Pool #489357                                          6.500%      03-01-29          45,555         6.3%
     37,738 FNMA Pool #535332                                          8.500%      04-01-30          40,592         7.9%
    194,222 FNMA Pool #545317                                          5.500%      11-01-16         194,840         5.5%
    250,093 FNMA Pool #545407                                          5.500%      01-01-32         247,918         5.5%
     60,625 FNMA Pool #545782                                          7.000%      07-01-32          62,618         6.8%
    526,359 FNMA Pool #576524                                          5.500%      01-01-29         523,121         5.5%
     53,726 FNMA Pool #597396                                          6.500%      09-01-31          55,019         6.3%
     34,352 FNMA Pool #634823                                          6.500%      03-01-32          35,150         6.4%
    266,569 FNMA Pool #701043                                          4.029%      04-01-33         262,184         4.1%
     74,880 FNMA Pool #725866                                          4.500%      09-01-34          70,294         4.8%
    350,710 FNMA Pool #730505                                          4.500%      08-01-33         329,605         4.8%
    201,522 FNMA Pool #738630                                          5.500%      11-01-33         199,531         5.6%
    317,877 FNMA Pool #739372                                          4.121%      09-01-33         311,321         4.2%
  1,164,552 FNMA Pool #745467                                          5.858%      04-01-36       1,170,375         5.8%
    229,711 FNMA Pool #747529                                          4.500%      10-01-33         215,888         4.8%
    146,665 FNMA Pool #750859                                          6.500%      10-01-32         150,476         6.3%
    305,070 FNMA Pool #753189                                          4.000%      12-01-33         278,031         4.4%
    321,485 FNMA Pool #755749                                          5.500%      01-01-29         319,716         5.5%
    814,535 FNMA Pool #781893                                          4.500%      11-01-31         767,703         4.8%
    292,675 FNMA Pool #807804                                          5.500%      03-01-35         289,423         5.6%
    661,470 FNMA Pool #809324                                          4.880%      02-01-35         657,598         4.9%
     88,581 FNMA Pool #809888                                          4.500%      03-01-35          83,061         4.8%
    429,146 FNMA Pool #849893                                          4.000%      11-01-23         398,596         4.3%
    301,343 Freddie Mac, Series 1983 Z                                 6.500%      12-15-23         311,474         6.3%
     68,601 GNMA II Pool #2671                                         6.000%      11-20-28          69,579         5.9%
     10,278 GNMA II Pool #2909                                         8.000%      04-20-30          10,853         7.6%
     28,577 GNMA II Pool #2972                                         7.500%      09-20-30          29,720         7.2%
     10,491 GNMA II Pool #2973                                         8.000%      09-20-30          11,078         7.6%
    370,077 GNMA Pool #374892                                          7.000%      02-15-24         382,562         6.8%
     62,168 GNMA Pool #376400                                          6.500%      02-15-24          63,931         6.3%
     86,719 GNMA Pool #379982                                          7.000%      02-15-24          89,644         6.8%
    288,262 GNMA Pool #393347                                          7.500%      02-15-27         301,508         7.2%
    102,128 GNMA Pool #410081                                          8.000%      08-15-25         108,214         7.6%
     37,658 GNMA Pool #427199                                          7.000%      12-15-27          38,972         6.8%
     37,070 GNMA Pool #436214                                          6.500%      02-15-13          37,990         6.3%
     29,039 GNMA Pool #442996                                          6.000%      06-15-13          29,565         5.9%
    107,482 GNMA Pool #448490                                          7.500%      03-15-27         112,421         7.2%
     78,887 GNMA Pool #458762                                          6.500%      01-15-28          81,199         6.3%
     99,511 GNMA Pool #460726                                          6.500%      12-15-27         102,425         6.3%
     38,013 GNMA Pool #463839                                          6.000%      05-15-13          38,702         5.9%
     56,867 GNMA Pool #478072                                          6.500%      05-15-28          58,534         6.3%
     27,570 GNMA Pool #488924                                          6.500%      11-15-28          28,378         6.3%
     20,295 GNMA Pool #510706                                          8.000%      11-15-29          21,531         7.5%
    101,459 GNMA Pool #581536                                          5.500%      06-15-33         101,120         5.5%


U.S. GOVERNMENT AGENCIES - 1.2%
-------------------------------
$   375,000 Federal Home Loan Bank                                     4.500%      09-10-10     $   369,287         4.6%


U.S. TREASURIES -  12.2%
------------------------
$ 1,045,000 U.S. Treasury Bonds                                        6.125%      11-15-27     $ 1,212,772         5.3%
    510,000 U.S. Treasury Notes                                        5.000%      08-15-11         517,291         4.9%
  1,409,609 U.S. Treasury Notes                                        2.000%      01-15-14       1,369,983         2.1%
    510,000 U.S. Treasury Bond                                         8.125%      08-15-19         666,466         6.2%
                                                                                                ------------
Total Government Interests (identified cost, $19,876,985)-- 64.2%                               $19,822,195
                                                                                                ------------
Total Investments (identified cost, $30,575,259)-- 98.8%                                         $30,509,100

Other Assets, Less Liabilities-- 1.2%                                                               356,619
                                                                                                ------------

Net Assets-- 100.0%                                                                              $30,865,719
                                                                                                ============



FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2006
-----------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost of $30,575,259)(Note 1A)   $ 30,509,100
  Cash....................................          137,740
  Receivable for investments sold.........           25,978
  Receivable for fund shares sold.........               38
  Interest receivable.....................          245,430
  Prepaid expenses........................            5,500
                                               ------------
    Total assets..........................     $ 30,923,786
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $      2,078
  Distributions payable...................           25,393
  Payable to affiliate for distribution fees             80
  Transfer agent fee .....................            3,411
  Accrued expenses and other liabilities..           27,105
                                               ------------
    Total liabilities.....................     $     58,067
                                               ------------

NET ASSETS................................     $ 30,865,719
                                               ==============


NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 34,192,621
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)   (3,253,660)
  Unrealized depreciation on investments
   (computed on the basis of identified cost)      (66,159)
  Distributions in excess of net
   investment income......................          (7,083)
                                               ------------
   Net assets applicable to
    outstanding shares....................     $ 30,865,719
                                               =============

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................        2,512,149
                                               ==============

NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $      12.29
                                               ===============


See notes to financial statements





                             STATEMENT OF OPERATIONS

                           Year Ended December 31, 2006
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $  1,802,569
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    165,521
   Administrator fee (Note 3).............           25,726
   Compensation of Trustees not employees of
    the investment adviser or administrator          13,072
   Custodian fee (Note 1C)................           66,570
   Distribution expenses (Note 4).........           91,879
   Transfer and dividend disbursing agent fees       20,300
   Printing...............................            5,020
   Interest expense.......................            2,193
   Shareholder communications.............            2,727
   Audit services.........................           28,400
   Legal services.........................            5,683
   Registration costs.....................           20,024
   Miscellaneous..........................            4,038
                                               ------------
    Total expenses........................     $    451,153
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C):..     $   (12,864)
   Reduction of investment adviser fee
      (Note 3)............................          (3,284)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....     $   (86,128)
                                               ------------
   Total deductions.......................     $  (102,276)
                                               ------------
    Net expenses..........................     $    348,877
                                               ------------
     Net investment income................     $  1,453,692
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (647,060)
  Change in unrealized appreciation
   of investments.........................          193,494
                                               ------------
   Net realized and unrealized loss of
    investments...........................     $  (453,566)
                                               ------------

    Net increase in net assets from
     operations...........................     $  1,000,126
                                               =============


See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
--------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,

--------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2006                  2005
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $   1,453,692          $  1,475,641
     Net realized loss on investments...........................................         (647,060)              (272,363)
     Change in unrealized appreciation (depreciation) of investments............           193,494              (584,766)
                                                                                     ---------------        ---------------
       Net increase in net assets resulting from operations.....................     $   1,000,126          $   618,512
                                                                                     ---------------        ---------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,629,189)          $ (1,706,230)
                                                                                     ---------------        ---------------
       Total distributions......................................................     $ (1,629,189)          $ (1,706,230)
                                                                                     ---------------        ---------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $ (9,793,330)          $  4,162,659
                                                                                     ---------------        ---------------
       Net increase (decrease) in net assets....................................     $(10,422,393)          $   3,074,941

NET ASSETS:
   At beginning of year.........................................................        41,288,112            38,213,171
                                                                                     ---------------        ---------------

   At end of year...............................................................     $  30,865,719          $ 41,288,112
                                                                                     ===============        ===============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $     (7,083)          $     (9,599)
                                                                                     ===============        ===============


See notes to financial statements


WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                                                                                  Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2006          2005         2004         2003        2002
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 12.430     $  12.770    $  12.870    $  13.010     $ 12.550
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

   Net investment income(1) ................                  $  0.483     $   0.465    $   0.453    $   0.483     $  0.639
   Net realized and unrealized gain (loss)..                    (0.082)       (0.271)      (0.011)      (0.066)       0.461
                                                              ---------    ---------    ---------    ---------     ---------
     Total income from investment operations                  $  0.401     $   0.194    $   0.442    $   0.417     $  1.100
                                                              ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:

   Distributions from investment income.....                  $ (0.541)    $  (0.534)   $  (0.542)   $  (0.557)    $ (0.640)
                                                              ---------    ---------    ---------    ---------     ---------
     Total distributions....................                  $ (0.541)    $  (0.534)   $  (0.542)   $  (0.557)    $ (0.640)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $ 12.290     $ 12.430     $ 12.770     $  12.870     $ 13.010
                                                              =========    =========    =========    =========     =========


TOTAL RETURN(2) ............................                     3.34%        1.54%        3.52%         3.25%        9.03%

RATIOS/SUPPLEMENTAL DATA(1):

   Net assets, end of year (000 omitted)....                  $ 30,866     $ 41,288     $ 38,213     $  42,317     $ 39,404
   Ratio of net expenses to average net assets                   0.99%        0.98%        0.96%         0.95%        0.96%
   Ratio of net expenses after custodian fee
     reduction to average net assets(3)(4) .                     0.95%        0.95%        0.95%        0.95%        0.95%
   Ratio of net investment income to average
      net assets............................                     3.96%        3.66%        3.58%        3.67%        4.92%
   Portfolio turnover rate..................                       90%          86%          64%         131%          68%

--------------------------------------------------------------------------------------------------------------------------------


(1)For the years ended  December 31,  2006,  2005,  2004,  2003,  and 2002,  the
   operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, and/or a reduction in distribution expenses by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2006          2005         2004         2003         2002
--------------------------------------------------------------------------------------------------------------------------------

   Net investment income per share..........                  $  0.453     $  0.439     $  0.429     $   0.455     $  0.621
                                                              =========    =========    =========    =========     =========

   Ratios (As a percentage of average net assets):
     Expenses...............................                     1.23%(3)      1.18%        1.18%        1.17%        1.09%
                                                              =========    =========    =========    =========     =========

     Expenses after custodian fee reduction(4)                   1.19%(3)      1.15%        1.17%        1.17%        1.08%
                                                              =========    =========    =========    =========     =========

     Net investment income..................                     3.72%(3)      3.46%        3.36%        3.46%        4.78%
                                                              =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------


(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(4)Under a written agreement, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2006

Face                                                                    Coupon        Maturity                      Current
Amount            Description                                            Rate           Date           Value         Yield
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (unaudited)

ASSET-BACKED SECURITIES - 4.2%
------------------------------
$  301,103        Bear Sterns Adjustable Rate Motage,
                  Series 2003-4, Class 3A1                              4.955%       07-25-33      $  295,267         5.1%
   830,448        Chase Mortgage Finance Corporation,
                  Series 2003-S3, Class A16                             5.000%       11-25-33         802,607         5.2%
   613,802        Countrywide Home Loans, Series 2006-J1,
                  Class 3A1                                             6.000%       02-25-36         614,473         6.0%

MORTGAGE-BACKED SECURITIES - 82.5%
----------------------------------
$   31,990        FHLMC Gold Balloon #M90710                            5.000%       03-01-07      $   31,869         5.0%
    28,488        FHLMC Gold Balloon #M90724                            5.500%       05-01-07          28,489         5.5%
   238,451        FHLMC Gold Balloon #M90767                            4.500%       11-01-07         236,913         4.5%
   272,677        FHLMC Gold Balloon #M90802                            4.000%       03-01-08         269,423         4.0%
   774,466        FHLMC Gold Balloon #M90937                            5.000%       08-01-09         771,437         5.0%
   756,914        FHLMC Gold Balloon #M90941                            4.500%       08-01-09         748,495         4.6%
   164,679        FHLMC Gold Pool #C00778                               7.000%       06-01-29         169,761         6.8%
   231,934        FHLMC Gold Pool #C47318                               7.000%       09-01-29         242,019         6.7%
   152,573        FHLMC Gold Pool #E00678                               6.500%       06-01-14         156,165         6.4%
   155,810        FHLMC Gold Pool #E00721                               6.500%       07-01-14         159,491         6.3%
   139,795        FHLMC Gold Pool #G00812                               6.500%       04-01-26         143,299         6.3%
   381,923        FHLMC Gold Pool #G01842                               4.500%       06-01-35         358,013         4.8%
   261,350        FHLMC Gold Pool #M90796                               4.000%       02-01-08         258,352         4.0%
   240,361        FHLMC Pool #1B1291                                    4.401%       11-01-33         239,338         4.4%
   623,244        FHLMC Pool #1G0233                                    5.018%       05-01-35         622,904         5.0%
   129,172        FHLMC Pool #765183                                    5.818%       08-01-24         131,073         5.7%
    55,168        FHLMC Pool #C00548                                    7.000%       08-01-27          56,969         6.8%
   216,146        FHLMC Pool #D82572                                    7.000%       09-01-27         223,204         6.8%
   476,305        FHLMC, Series 15, Class L                             7.000%       07-25-23         490,255         6.8%
    77,579        FNMA Pool #254227                                     5.000%       02-01-09          77,394         5.0%
    25,519        FNMA Pool #254505                                     5.000%       11-01-09          25,458         5.0%
 1,115,996        FNMA Pool #255669                                     4.500%       02-01-35       1,046,457         4.8%
   117,121        FNMA Pool #535131                                     6.000%       03-01-29         118,492         5.9%
   154,211        FNMA Pool #545133                                     6.500%       12-01-28         158,083         6.3%
   111,099        FNMA Pool #663689                                     5.000%       01-01-18         109,499         5.1%
   547,114        FNMA Pool #673315                                     5.500%       11-01-32         541,820         5.6%
   472,090        FNMA Pool #701043                                     4.029%       04-01-33         464,324         4.1%
    64,544        FNMA Pool #733750                                     6.310%       10-01-32          65,727         6.2%
   464,935        FNMA Pool #745467                                     5.858%       04-01-36         467,260         5.8%
   528,692        FNMA Pool #801357                                     5.500%       08-01-34         523,577         5.6%
   943,613        FNMA Pool #809324                                     4.880%       02-01-35         938,090         4.9%
   572,202        FNMA Pool #816108                                     5.500%       05-01-35         565,846         5.6%
   342,985        FNMA Pool #825395                                     4.851%       07-01-35         342,051         4.9%
   592,590        FNMA Pool #871394                                     7.000%       04-01-21         608,614         6.8%
   899,588        FNMA Pool #892522                                     6.187%       08-01-36         909,665         6.1%
   581,359        FNMA, Series G93-5, Class Z                           6.500%       02-25-23         592,272         6.4%
   281,094        GNMA II Pool # 3388                                   4.500%       05-20-33         263,980         4.8%
     3,454        GNMA II Pool #1596                                    9.000%       04-20-21           3,712         8.4%
    61,225        GNMA II Pool #2268                                    7.500%       08-20-26          63,768         7.2%
     6,960        GNMA II Pool #2855                                    8.500%       12-20-29           7,448         7.9%
   564,448        GNMA II Pool #3259                                    5.500%       07-20-32         561,449         5.5%
   349,586        GNMA II Pool #3284                                    5.500%       09-20-32         347,728         5.5%
   142,093        GNMA II Pool #3401                                    4.500%       06-20-33         133,442         4.8%
   111,643        GNMA II Pool #3484                                    3.500%       09-20-33          95,193         4.1%
   220,689        GNMA II Pool #3554                                    4.500%       05-20-34         207,022         4.8%
   335,559        GNMA II Pool #3567                                    4.500%       06-20-34         314,778         4.8%
 1,586,006        GNMA II Pool #3747                                    5.000%       08-20-35       1,536,677         5.2%
   319,502        GNMA II Pool #3920                                    6.000%       11-20-36         323,258         5.9%
   115,566        GNMA II Pool #601135                                  6.310%       09-20-32         117,551         6.2%
   132,975        GNMA II Pool #601255                                  6.310%       01-20-33         135,162         6.2%
   112,833        GNMA II Pool #608120                                  6.310%       01-20-33         114,689         6.2%
    40,929        GNMA II Pool #723                                     7.500%       01-20-23          42,565         7.2%
 2,080,713        GNMA II Pool# 3734                                    4.500%       07-20-35       1,950,757         4.8%
   605,983        GNMA II Pool# 648541                                  6.000%       10-20-35         612,260         5.9%
    92,097        GNMA Pool #081161                                     5.500%       11-20-34          91,147         5.6%
     2,213        GNMA Pool #176992                                     8.000%       11-15-16           2,328         7.6%
     2,576        GNMA Pool #177784                                     8.000%       10-15-16           2,710         7.6%
    12,172        GNMA Pool #192357                                     8.000%       04-15-17          12,837         7.6%
    18,543        GNMA Pool #194057                                     8.500%       04-15-17          19,841         7.9%
     5,102        GNMA Pool #194287                                     9.500%       03-15-17           5,549         8.7%
     1,471        GNMA Pool #196063                                     8.500%       03-15-17           1,574         7.9%
     7,493        GNMA Pool #211231                                     8.500%       05-15-17           8,018         7.9%
     4,448        GNMA Pool #212601                                     8.500%       06-15-17           4,760         7.9%
     3,254        GNMA Pool #220917                                     8.500%       04-15-17           3,482         7.9%
     8,325        GNMA Pool #223348                                    10.000%       08-15-18           9,243         9.0%
    12,728        GNMA Pool #228308                                    10.000%       01-15-19          14,135         9.0%
     2,930        GNMA Pool #230223                                     9.500%       04-15-18           3,195         8.7%
       678        GNMA Pool #247473                                    10.000%       09-15-18             704         9.6%
     3,602        GNMA Pool #247872                                    10.000%       09-15-18           3,999         9.0%
     4,145        GNMA Pool #251241                                     9.500%       06-15-18           4,520         8.7%
     5,602        GNMA Pool #260999                                     9.500%       09-15-18           6,109         8.7%
     5,810        GNMA Pool #263439                                    10.000%       02-15-19           6,452         9.0%
     1,485        GNMA Pool #265267                                     9.500%       08-15-20           1,627         8.7%
     1,887        GNMA Pool #266983                                    10.000%       02-15-19           2,095         9.0%
     3,077        GNMA Pool #273690                                     9.500%       08-15-19           3,363         8.7%
     1,481        GNMA Pool #286556                                     9.000%       03-15-20           1,595         8.4%
     4,824        GNMA Pool #301366                                     8.500%       06-15-21           5,193         7.9%
     5,835        GNMA Pool #302933                                     8.500%       06-15-21           6,282         7.9%
    11,413        GNMA Pool #308792                                     9.000%       07-15-21          12,311         8.3%
     3,553        GNMA Pool #314222                                     8.500%       04-15-22           3,830         7.9%
     3,727        GNMA Pool #315187                                     8.000%       06-15-22           3,953         7.5%
    13,599        GNMA Pool #315754                                     8.000%       01-15-22          14,421         7.5%
    28,546        GNMA Pool #319441                                     8.500%       04-15-22          30,772         7.9%
     9,567        GNMA Pool #325165                                     8.000%       06-15-22          10,146         7.5%
    15,235        GNMA Pool #335950                                     8.000%       10-15-22          16,156         7.5%
   191,180        GNMA Pool #346987                                     7.000%       12-15-23         197,535         6.8%
   107,968        GNMA Pool #352001                                     6.500%       12-15-23         110,956         6.3%
    42,992        GNMA Pool #352110                                     7.000%       08-15-23          44,420         6.8%
 1,953,449        GNMA Pool #3556                                       5.500%       05-20-34       1,940,997         5.5%
    52,373        GNMA Pool #368238                                     7.000%       12-15-23          54,114         6.8%
    50,929        GNMA Pool #372379                                     8.000%       10-15-26          53,996         7.5%
    61,753        GNMA Pool #396537                                     7.490%       03-15-25          64,519         7.2%
    69,260        GNMA Pool #399964                                     7.490%       04-15-26          72,394         7.2%
    83,639        GNMA Pool #410215                                     7.500%       12-15-25          87,408         7.2%
    14,910        GNMA Pool #414736                                     7.500%       11-15-25          15,583         7.2%
    54,732        GNMA Pool #420707                                     7.000%       02-15-26          56,626         6.8%
    32,057        GNMA Pool #421829                                     7.500%       04-15-26          33,517         7.2%
    18,969        GNMA Pool #431036                                     8.000%       07-15-26          20,111         7.5%
    51,574        GNMA Pool #431612                                     8.000%       11-15-26          54,679         7.5%
    63,567        GNMA Pool #438004                                     7.490%       11-15-26          66,444         7.2%
    15,051        GNMA Pool #442190                                     8.000%       12-15-26          15,957         7.5%
    23,091        GNMA Pool #449176                                     6.500%       07-15-28          23,767         6.3%
    57,363        GNMA Pool #462623                                     6.500%       03-15-28          59,044         6.3%
   383,540        GNMA Pool #471369                                     5.500%       05-15-33         382,260         5.5%
   106,147        GNMA Pool #475149                                     6.500%       05-15-13         108,780         6.3%
   144,607        GNMA Pool #489377                                     6.375%       03-15-29         148,116         6.2%
    44,085        GNMA Pool #538314                                     7.000%       02-15-32          45,567         6.8%
   339,820        GNMA Pool #595606                                     6.000%       11-15-32         345,137         5.9%
    50,350        GNMA Pool #602377                                     4.500%       06-15-18          48,869         4.6%
   668,825        GNMA Pool #603250                                     5.500%       04-15-34         666,234         5.5%
    52,022        GNMA Pool #603377                                     4.500%       01-15-18          50,491         4.6%
   955,169        GNMA Pool #608639                                     5.500%       07-15-24         953,502         5.5%
   215,575        GNMA Pool #609452                                     4.000%       08-15-33         195,899         4.4%
   445,377        GNMA Pool #616829                                     5.500%       01-15-25         448,094         5.5%
   712,521        GNMA Pool #631623                                     5.500%       08-15-34         709,761         5.5%
   744,516        GNMA Pool #640225                                     5.500%       04-15-35         741,348         5.5%
   161,465        GNMA Pool #640940                                     5.500%       05-15-35         160,778         5.5%
    75,835        GNMA Pool #780429                                     7.500%       09-15-26          79,271         7.2%
    46,005        GNMA Pool# 399726                                     7.490%       05-15-25          48,065         7.2%
   178,977        GNMA Pool# 399788                                     7.490%       09-15-25         186,995         7.2%
    30,917        GNMA Pool# 399958                                     7.490%       02-15-27          32,329         7.2%
   137,675        GNMA Pool# 524811                                     6.375%       09-15-29         141,016         6.2%
   486,790        GNMA Pool# 624600                                     6.150%       01-15-34         493,490         6.1%
 1,209,639        GNMA Pool# 651026                                     5.500%       12-15-25       1,207,520         5.5%
 1,646,969        GNMA Series 1999-4, Class ZB                          6.000%       02-20-29       1,667,456         5.9%
   400,000        GNMA Series 2002-40, Class UK                         6.500%       06-20-32         413,035         6.3%
   750,000        GNMA Series 2002-47, Class PG                         6.500%       07-16-32         773,360         6.3%
   315,442        GNMA Series 2002-7, Class PG                          6.500%       01-20-32         323,036         6.3%

U.S. GOVERNMENT AGENCIES - 9.1%
-------------------------------
$2,415,000        FFCB                                                  4.000%       03-10-08     $ 2,383,221         4.1%
 1,345,000        FHLMC                                                 3.030%       06-11-08       1,307,218         3.1%

U.S. TREASURIES - 3.7%
----------------------
$  100,000        U.S. Treasury Bonds                                   3.000%       11-15-07     $    98,316         3.1%
 1,450,000        U.S. Treasury Bonds                                   3.625%       01-15-10       1,405,708         3.7%
                                                                                                  ------------
TOTAL INVESTMENTS (identified cost, 39,859,152)-- 99.5%                                           $40,285,170

OTHER ASSETS, LESS LIABILITIES-- 0.5%                                                                  189,240
                                                                                                  ------------

NET ASSETS-- 100.0%                                                                                $40,474,410
                                                                                                  ==============

FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                   STATEMENT OF ASSETS AND LIABILITIES

                           December 31, 2006
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost of ($39,859,152)(Note 1A)  $ 40,285,170
  Cash....................................           45,721
  Receivable for investments sold.........           17,026
  Receivable for fund shares sold.........            1,648
  Interest receivable.....................          223,842
  Prepaid expenses........................            6,602
                                               ------------
    Total assets..........................     $ 40,580,009
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     14,783
  Distributions payable...................           47,703
  Payable to affiliate for Trustees' fees.               74
  Transfer agent fee .....................            5,524
  Accrued expenses and other liabilities..           37,515
                                               ------------
    Total liabilities.....................     $    105,599
                                               ------------
NET ASSETS................................     $ 40,474,410
                                               =============


NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 41,452,309
  Accumulated net realized loss on
   investments (computed on the basis of
   identified cost).......................      (1,475,135)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)       426,018
  Accumulated undistributed net investment
   income.................................           71,218
                                               ------------
   Net assets applicable to
    outstanding shares....................     $ 40,474,410
                                               =============

   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING...........................        4,256,550
                                               =============

   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $       9.51
                                               =============

See notes to financial statements


                        STATEMENT OF OPERATIONS

                      Year Ended December 31, 2006
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $  1,786,059
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    148,408
   Administrator fee (Note 3).............           29,664
   Compensation of Trustees not employees of
    the investment adviser or administrator          13,037
   Custodian fee (Note 1C)................           58,029
   Distribution expenses (Note 4).........           82,401
   Transfer and dividend disbursing agent fees       18,830
   Printing...............................            4,933
   Interest expense.......................            5,338
   Shareholder communications.............            2,100
   Audit services.........................           34,671
   Legal services.........................            5,110
   Registration costs.....................           21,635
   Miscellaneous..........................            3,734
                                               ------------
    Total expenses........................     $    427,890
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C):..     $    (4,855)
   Reduction of investment adviser fee
     (Note 3).............................         (27,661)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....         (82,073)
                                               ------------
    Total deductions......................     $  (114,589)
                                               ------------
    Net expenses..........................     $    313,301
                                               ------------
     Net investment income................     $  1,472,758
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $    161,110
  Change in unrealized appreciation
   of investments.........................        (511,826)
                                               ------------
   Net realized and unrealized loss
    of investments........................     $  (350,716)
                                               ------------

    Net increase in net assets from
     operations...........................     $  1,122,042
                                               =============

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,

--------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2006                  2005
--------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $   1,472,758          $  1,454,647
     Net realized gain on investments...........................................           161,110               404,721
     Change in unrealized appreciation on investments...........................         (511,826)            (1,232,166)
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $   1,122,042          $    627,202
                                                                                     --------------         --------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,548,362)          $ (1,558,214)
     From net realized gain.....................................................          (59,861)               (69,145)
                                                                                     --------------         --------------
       Total distributions......................................................     $ (1,608,223)          $ (1,627,359)
                                                                                     --------------         --------------

       Net increase in net assets from fund share transactions (Note 5)              $   7,099,679          $   (151,834)
                                                                                     --------------         --------------

       Net increase (decrease) in net assets....................................     $   6,613,498          $ (1,151,991)

NET ASSETS:
   At beginning of year.........................................................        33,860,912            35,012,903
                                                                                     --------------         --------------
   At end of year...............................................................     $  40,474,410          $ 33,860,912
                                                                                     ==============         ==============
ACCUMULATED UNDISTRIBUTED INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $      71,218          $     50,242
                                                                                     ==============         ==============


See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------



                                                                                  Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2006          2005         2004         2003        2002
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $  9.610     $   9.890    $  10.490    $  10.810     $ 10.580
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income(1) ................                  $  0.427     $   0.400    $   0.447    $   0.417     $  0.565
   Net realized and unrealized gain (loss)..                    (0.063)       (0.230)      (0.112)      (0.235)       0.231
                                                              ---------    ---------    ---------    ---------     ---------
       Total income from investment operations                $  0.364     $   0.170    $   0.335     $  0.182     $  0.796
                                                              ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:
   Distributions from investment income.....                  $ (0.447)    $  (0.430)   $  (0.482)   $  (0.502)    $ (0.555)
   Distributions from capital gains.........                    (0.017)       (0.020)      (0.453)       -            -
   Tax return of capital....................                     -             -            -            -           (0.011)
                                                              ---------    ---------    ---------    ---------     ---------
       Total distributions..................                  $ (0.464)    $  (0.450)   $  (0.935)   $  (0.502)    $ (0.566)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $  9.510     $   9.610    $   9.890    $  10.490     $ 10.810
                                                              =========    =========    =========    =========     =========

TOTAL RETURN(2) ............................                     3.92%         1.76%        3.29%        1.73%        7.70%
RATIOS/SUPPLEMENTAL DATA(1):
   Net assets, end of year (000 omitted)....                  $  40,474    $  33,861    $  35,013    $  36,332     $ 59,077
   Ratio of net expenses to average net assets                    0.96%        0.97%        0.97%        0.95%        0.97%(4)
   Ratio of net expenses after custodian fee
     reduction to average net assets(5) (6)                       0.95%        0.95%        0.95%        0.95%        0.95%(4)
   Interest expense.........................                      0.02%        0.01%        0.02%        0.01%          --
   Ratio of net investment income
      to average net assets.................                      4.47%        4.12%        4.29%        4.43%        5.28%
   Portfolio turnover rate .................                        75%         103%          27%           20%         36%(3)

--------------------------------------------------------------------------------------------------------------------------------


(1)For the years ended  December 31,  2006,  2005,  2004,  2003,  and 2002,  the
   operating expenses of the fund were reduced by an allocation of expenses to the investment adviser or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2006          2005         2004         2003         2002
--------------------------------------------------------------------------------------------------------------------------------

  Net investment income per share...........                  $  0.391     $   0.369    $   0.410    $   0.401     $ 0.555
                                                              =========    =========    =========    =========     =========
  Ratios (As a percentage of average net assets):
     Expenses...............................                     1.31%         1.30%        1.28%        1.12%     1.06%(4)
                                                              =========    =========    =========    =========     =========
  Expenses after custodian fee reduction....                     1.30%(6)      1.28%(6)     1.25%(6)     1.12%     1.04%(4)(6)
                                                              =========    =========    =========    =========     =========
     Interest expense.......................                     0.02%         0.01%        0.02%       0.01%        --
                                                              =========    =========    =========    =========     =========
  Net investment income.....................                     4.13%         3.80%        3.99%        4.26%       5.19%
                                                              =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------


(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Represents portfolio turnover rate at the fund's corresponding portfolio (Note 1).
(4)Includes each fund's share of its corresponding portfolio's allocated expenses (Note 1).
(5)Under a written  agreement  in effect for the  current  fiscal  year,  Wright waives all or a portion of either its advisory and/or  distribution  fees and assumes operating expenses to the extent necessary to limit expense ratios to
   0.95% after custodian fee credits are applied.
(6)Custodian fees were reduced by credits  resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1C). The computation of net  expenses  to average  daily net  assets  reported  above is  computed without consideration of such credits.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal. Prior to December 20, 2002, WCIF invested all of its investable assets in interest in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as the fund. Subsequent to December 20, 2002, the Fund invests directly in securities rather than through the Portfolio and maintain the same investment objective.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuations - Investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

     B. Interest Income - Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities. The income is accrued ratably to the date of maturity on the investments of the funds.

     C. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Funds. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

     D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2006, the Trust, for federal income tax purposes, had capital loss carryovers of $3,112,804 (WTRB) and $1,445,202 (WCIF) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

             12/31                WTRB             WCIF
-------------------------------------------------------------------------------

              2007             $       -          $273,806
              2008             1,244,473                 -
              2010               508,606                 -
              2011                     -           505,639
              2012                     -           469,640
              2013               270,953           196,117
              2014             1,088,772                 -
------------------------------------------------------------------------------

         At December 31, 2006, net capital losses of $23,801 for WTRB and $3,456 for WCIF, attributable to security transactions incurred after October 31, 2006, are treated as arising on the first day of the fund's current taxable year.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

(2)  DISTRIBUTIONS

     Each Fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

     Distributions in excess of tax basis earnings and profits, if any, are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2006, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gain.

                               Accumulated     Undistributed
                            Undistributed Net       Net
               Paid-In        Realized Gain     Investment
               Capital       on Investments       Income
-------------------------------------------------------------------------------

WTRB            $  -           $(146,364)         $146,364
WCIF         1,498,903        (1,595,483)           96,580


The tax character of distributions paid for the year ended December 31, 2006 and December 31, 2005 was as follows:

Year Ended 12/31/06                   WTRB          WCIF
-------------------------------------------------------------------------------

Distributions declared from:
   Ordinary income                 $1,629,188   $1,548,362
   Capital gains                         -          59,861
-------------------------------------------------------------------------------


Year Ended 12/31/05                   WTRB          WCIF
-------------------------------------------------------------------------------

Distributions declared from:
   Ordinary income                 $1,706,230   $1,558,214
   Capital gains                         -          69,145
-------------------------------------------------------------------------------


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                      WTRB          WCIF
-------------------------------------------------------------------------------
Undistributed income               $   18,310    $   71,218
Undistributed capital gains              -           36,685
Capital loss carryforward          (3,112,804)   (1,445,202)
Unrealized gains/(loss)              (183,214)      362,856
Other temporary differences           (49,194)       (3,456)


(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2006, the effective annual rate for WCIF and WTRB was 0.45%. Under a written agreement, Wright Investors' Service and/or Wright Investors' Service Distributors, Inc., waive a portion of their advisory fee and/or distribution fees and assume operating expenses to the extent necessary to limit each Fund's expense ratios to 0.95% after custodian fee reductions, if any. Accordingly, Wright made a reduction of its investment adviser fee by $3,284 and $27,661 on behalf of WTRB and WCIF, respectively (Note 4).

The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets of each Fund which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2006 the effective annual rate was 0.07% for WTRB and 0.09% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, at an annual rate of 0.25% of the average daily net assets of each Fund for activities primarily intended to result in the sale of each Fund's shares. Pursuant to a written agreement (Note 3), the Principal Underwriter made a reduction of its fee by $86,128 and $82,073 for the benefit of WTRB and WCIF, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund's shares. The amount of service fee payable under the Service Plan may not exceed 0.25% annually of each Fund's average daily net assets. For the year ended December 31, 2006, the Funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                      Year Ended                       Year Ended
                                                                   December 31, 2006                December 31, 2005
                                                                   -----------------                -----------------
                                                               Shares            Amount         Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------

WRIGHT TOTAL RETURN BOND FUND--
     Sold.................................................      483,580   $    5,863,658        652,090     $   8,236,968
     Issued to shareholders in payment of
       distributions declared.............................       98,578        1,246,056        106,865         1,346,413

     Redemptions..........................................  (1,391,653)     (16,903,044)       (430,129)       (5,420,722)
                                                             ------------  ---------------   ------------    ---------------
         Net increase (decrease)..........................    (809,495)   $  (9,793,330)        328,826     $   4,162,659
                                                             ============  ===============   ============    ===============

WRIGHT CURRENT INCOME FUND--
     Sold.................................................      747,630   $    7,169,560      1,064,067     $  10,372,941
     Issued to shareholders in payment of
       distributions declared.............................      108,681        1,028,796        102,779           998,494

     Redemptions..........................................  (1,351,796)     (12,808,666)     (1,183,110)      (11,523,269)
     Issued to Wright U.S. Government Near Term Fund......    1,227,175       11,709,989               -                 -
                                                             ------------  ---------------   ------------    ---------------
         Net increase (decrease)..........................      731,690   $    7,099,679        (16,264)    $    (151,834)
                                                             ============  ===============   ============    ===============



(6)  INVESTMENT TRANSACTIONS
          The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                           Year Ended December 31, 2006
-------------------------------------------------------------------------------
                             WTRB                WCIF
-------------------------------------------------------------------------------

Purchases--
Non-U.S. Obligations       $ 5,147,139      $ 3,218,471
                            ===========      ============

U.S. Gov't Obligations     $27,302,559      $23,259,834
                            ===========      ============

Sales--
Non-U.S. Obligations       $ 8,627,953      $ 1,555,026
                            ============    =============


U.S. Gov't Obligations     $33,212,186      $23,096,796
                           ============     ============

-------------------------------------------------------------------------------

 (7) FEDERAL INCOME TAX BASIS OF INVESTMENT
     SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2006, as computed on a federal income tax basis, are as follows:

                             WTRB                WCIF
-------------------------------------------------------------------------------

Aggregate cost           $30,692,314        $39,922,314
                         ============       ============
Gross unrealized
 appreciation                103,150            753,632
Gross unrealized
 depreciation              (286,364)          (390,776)
                        =============       ============
Net unrealized
 appreciation
 (depreciation)          $ (183,214)         $  362,856
                        =============        ============

-------------------------------------------------------------------------------


(8) LINE OF CREDIT

     The Funds participate with other Funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the year ended December 31, 2006.

(9) TRANSFER OF NET ASSETS

     Prior to the opening of business on December 9, 2006, the Wright Current Income Fund (WCIF) acquired the net assets of Wright U.S. Government Near Term Fund (WNTB) pursuant to an Agreement and Plan of Reorganization dated December 20, 2004. In accordance with the agreement, WCIF issued 1,227,175 shares having a value of $11,709,989. As a result, WCIF issued 1.028 shares for each share of WNTB. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. WNTB's net assets at the date of the transaction was $11,709,989, including $(88,124) of unrealized depreciation. Directly after the merger, the combined net assets of WCIF were $43,266,523 with a net asset value of $9.54.

(10) RECENTLY ISSUED ACCOUNTING PRONUNCEMENTS

     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

     In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         To the Trustees and Shareholders of
         The Wright Managed Income Trust:

         We have audited the accompanying statements of assets and liabilities of the Wright Managed Income Trust (the "Trust"), comprising the Wright Total Return Bond Fund and Wright Current Income Fund (the "Funds"), including the portfolios of investments as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned at December 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Wright Managed Income Trust at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

         DELOITTE & TOUCHE LLP

         Boston, Massachusetts
         February 16, 2007

WRIGHT MANAGED INCOME TRUST AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding capital gains dividends.

CAPITAL GAINS DIVIDENDS - The Wright Current Income Fund designates $59,861 as a capital gain dividend.

MANAGEMENT AND ORGANIZATION (UNAUDITED)
-------------------------------------------------------------------------------


FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and principal officer is 255 State Street, Boston, Massachusetts 02109.

Definitions:
-----------

"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.


                                                                                              Number of      Other Trustee/
                                         Term*                                                Funds in       Director/
Name,                    Position(s)     of Office                                            Fund Complex   Partnership/
Address                  with the        and Length     Principal Occupation                  Overseen       Employment
and Age                  [Trust/Fund]    of Service     During Past Five Years                By Trustee     Positions Held
--------------------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES

Peter M. Donovan**       President      President         Chairman, Chief Executive Officer        5            Director of
Age   63                 and            and Trustee       and Director of Wright and Winthrop;                  Wright and
                         Trustee        since             Chief Investment Officer and Chairman                  Winthrop
                                        Inception         of the Investment Committee; Director
                                                          of WISDI; Authorized Representative of
                                                          Cheswick Wright Wealth Management LLC;
                                                          President of 5 funds managed by Wright


--------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III***       Vice President Vice President     President, AM Moody Consulting LLC       5             None
Age   70                 and            of the Trusts     (compliance and administrative services
                         Trustee        since  December,   to  the  mutual  fund industry)since
                                        1990; Trustee of   July 1,2003;  President  and  Director
                                        the Trusts since   of the WISDI since 2005; Vice President
                                        January 1990       of 5 funds managed by Wright; Retired
                                                           Senior Vice President of Wright and
                                                           Winthrop; Retired President of WISDI
                                                           June 30, 2003 to May 2005

--------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

** Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Director of WISDI.

*** Mr. Moody is an interested person of the Trusts because of his positions as Vice President of the Trusts, President and Director of WISDI, and his affiliation as a consultant to Wright.

--------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number of      Other Trustee/
                                         Term*                                                Funds in       Director/
Name,                    Position(s)     of Office                                            Fund Complex   Partnership/
Address                  with the        and Length     Principal Occupation                  Overseen       Employment
and Age                  [Trust/Fund]    of Service     During Past Five Years                By Trustee     Positions Held
--------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

James J. Clarke          Trustee        Trustee           President, Clarke Consulting (bank         5         None
Age   65                                since             consultant - financial management and
                                        December, 2002    strategic planning); Director - Chester
                                                          Valley Bancorp, Inc., Downingtown, PA
                                                          since April 2004, Director - Reliance
                                                          Bank, Altoona PA since August 1995;
                                                          Director - First Financial Bank, Downingtown,
                                                          PA since April 2004, Associate Professor of
                                                          Finance at Villanova University 1972-2002

--------------------------------------------------------------------------------------------------------------------------------

Dorcas R. Hardy          Trustee        Trustee           President, Dorcas R. Hardy & Associates     5         None
Age   60                                since             (a public policy and government relations
                                        December, 1998    firm) Spotsylvania, VA; Director, The
                                                          Options Clearing Corporation

--------------------------------------------------------------------------------------------------------------------------------

Richard E. Taber         Trustee        Trustee since     Chairman and Chief Executive                5         None
Age   58                                March, 1997       Officer of First County Bank,
                                                          Stamford, CT

--------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Judith R. Corchard       Vice President Vice President    Executive Vice President, Investment
Age   68                                of the Trusts     Management; Senior Investment Officer
                                        since             June,     1998     and
                                                          Director of Wright and
                                                          Winthrop;         Vice
                                                          President  of 5  funds
                                                          managed   by   Wright,
                                                          Fund Chief  Compliance
                                                          Officer since 2004

--------------------------------------------------------------------------------------------------------------------------------

Janet E. Sanders         Secretary      Secretary of the  Vice President Eaton Vance Management,
Age 71                   and Assistant  Trusts since      Administrator for the funds; Officer of
                         Treasurer      March 17, 2005,   5 funds managed by Wright and 170
                                        Ass't. Secretary  funds managed by Eaton Vance and
                                        1983 to 2005,     its affiliates
                                        Ass't. Treasurer
                                        since 1989

--------------------------------------------------------------------------------------------------------------------------------

Barbara E. Campbell      Treasurer      Treasurer of      Vice President Eaton Vance Management;
Age 49                                  the Trusts        Administrator for the funds; Officer of
                                        since 2005        5 funds managed by Wright and 170
                                                          funds managed by Eaton Vance and
                                                          its affiliates

--------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

Additional information about the Funds' Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling 1-800-888-9471.

                                BOARD OF TRUSTEES
              ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

IN EVALUATING THE INVESTMENT ADVISORY CONTRACTS, THE INDEPENDENT TRUSTEES MET SEPARATELY FROM THE INTERESTED TRUSTEES AND REVIEWED AND CONSIDERED MATERIALS FURNISHED BY WRIGHT, INCLUDING INFORMATION REGARDING WRIGHT, ITS AFFILIATES AND PERSONNEL, OPERATIONS AND FINANCIAL CONDITION. THE INDEPENDENT TRUSTEES DISCUSSED WITH REPRESENTATIVES OF WRIGHT THE PORTFOLIO MANAGEMENT AND OPERATIONS OF THE FUNDS AND THE CAPABILITIES OF WRIGHT TO PROVIDE ADVISORY AND OTHER SERVICES TO EACH FUND. THE INDEPENDENT TRUSTEES CONSIDERED, AMONG OTHER THINGS, THE FOLLOWING:

EQUITY FUNDS AND INCOME FUNDS
-------------------------------

     o Whether the advisory arrangements are fair and reasonable relative to possible alternative arrangements. The Trustees concluded that the advisory fees paid by the funds are reasonable.

     o Whether advisory services are being provided as agreed to. The Trustees concluded that the services being provided by the adviser are as agreed to in the advisory contract.

     o Whether compensation paid by a Fund to the adviser is fair and reasonable in relation to the services provided and the charges by other advisers for similar services. The Trustees concluded that the compensation paid by the funds to the adviser is in the average range of compensation charged by other advisers for similar services and is reasonable.

     o Fees and expense ratios compared to similar funds. The Trustees concluded that the expense ratios of the funds are lower than the average for similar funds.

     o Performance and relationship of fees and performance. The Trustees concluded that in most cases the performance results of the funds were at least in the mid-range of similar funds while their expense ratios were generally lower.

     o Analysis of each Fund's profitability to the adviser. The Trustees concluded that the profitability to the adviser of each fund was reasonable and not excessive.

     o The adviser's financial condition and the overall organization of the adviser.

     o Sales and redemption data. The Trustees reviewed the information which had been provided to them relating to sales and redemptions and Wright's marketing strategies to try to increase assets under management.

     o The economic outlook and the general investment outlook in the relevant investment markets. The Trustees have received a presentation on the overall economic outlook and investment outlook of both equity and income markets at each Board meeting.

     o The resources devoted to compliance efforts undertaken by the adviser and the record of compliance with investment policies and restrictions and with policies on personal securities transactions. The Trustees have approved and met separately with the fund's Chief Compliance Officer.

ADDITIONAL CONSIDERATIONS FOR EQUITY FUNDS
--------------------------------------------

     o The allocation of brokerage and any benefits received by the adviser as a result of brokerage allocation. The Trustees reviewed the Trading Analysis included in the material provided in advance of the meeting.

     The Independent Trustees' Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contracts, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees' Committee concluded that the renewal of the Investment Advisory Contract with its current fee structure is in the interests of the shareholders.

                IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF
           SHAREHOLDER DOCUMENTS, PORTFOLIO HOLDINGS AND PROXY VOTING

                         WRIGHT MANAGED INVESTMENT FUNDS
                         WRIGHT INVESTORS SERVICE, INC.
                  WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
                             EATON VANCE MANAGEMENT

                                 PRIVACY POLICY
                               -------------------

     Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

     o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

     o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

     o   We have adopted policies and procedures (including physical, electronic
         and   procedural   safeguards)   that  are   designed  to  protect  the
         confidentiality of this information.

     For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

          IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDERS DOCUMENTS
         ---------------------------------------------------------------

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     WRIGHT, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT WRIGHT, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.

     Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

                               PORTFOLIO HOLDINGS
                            ------------------------

     Each Wright Fund will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Wright website www.wisi.com, by calling Wright at 1-800-888-9471 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washingto, D.C. (call 1-800-732-0330 or informaiton on the operation of the public reference room).

                      PROXY VOTING POLICIES AND PROCEDURES
                     ---------------------------------------

     From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds' Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling 1-800-888-9471. This description is also available on the Securities and Exchange Commissions website at http://www.sec.gov.

ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS

         Peter M. Donovan, President and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Richard E. Taber, Trustee
         Janet Sanders, Secretary
         Barbara E. Campbell, Treasurer
         William J. Austin, Jr., Assistant Treasurer


         ADMINISTRATOR

         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER

         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06461

         PRINCIPAL UNDERWRITER

         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT

         Citigroup Fund Services, LLC
         Two Portland Square
         Portland, ME 04101

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

Item 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a)      Audit Fees
                 -----------
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and filings or engagements for those fiscal years were as follows: 2006: $54,200 and 2005: $75,800.

         (b)      Audit-Related Fees
                --------------------
                  None

         (c)      Tax Fees
                -----------
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were 2006: $ $11,325 and 2005: $10,890. The nature of the services comprising these fees was tax compliance, tax advice and tax planning including fees for tax return preparation.

         (d)      Other  Fees
                 -------------
Other fees billed for 2006 by the principal accountant for professional services rendered in relation to an N-14 filing of Wright U.S Government Near Term Fund and Wright Current Income Fund and issuance of consent letter were $2,500.

         (e) (1) The registrant's audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant's audit committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

             (2)      Not applicable.

         (f)      Not applicable.

         (g)      Not applicable.

         (h)      Not applicable.

Items 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in Filing

Item 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in Filing

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which a Fund's shareholders may recommend nominees to the registrant's board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240.14a-101), or this item.

 Item 11. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. EXHIBITS

(a)  (1) Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)  (2) Treasurer's and President's Section 302 certification.
(b)      Combined 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Wright Managed Income Trust (On behalf of Wright Total Return Bond Fund and
-------------------------------------------------------------------------------
 Wright Current Income Fund)
-----------------------------


By:      /s/ Peter M. Donovan
         ---------------------
         Peter M. Donovan
         President

Date: February 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Barbara E. Campbell
         -----------------------
         Barbara E. Campbell
         Treasurer

Date:    February 26, 2007


By:      /s/ Peter M. Donovan
         ---------------------
         Peter M. Donovan
         President

Date:    February 22, 2007